                                                     Pursuant to Rule 497(b)
                                                     Registration Nos. 333-73632
                                                                       333-73060
                                                                       333-64388
                                                                       333-64390


                                                    TAX EXEMPT SECURITIES TRUST
                ---------------------------------------------------------------
                                                   National Trust 288 (Insured)
                                                           California Trust 190
                                                              Florida Trust 109
                                                           New Jersey Trust 154

                            UNIT INVESTMENT TRUSTS

         SalomonSmithBarney The Tax Exempt Securities Trust is sponsored by Salomon Smith
--------------------------- Barney Inc. and consists of four separate unit investment trusts:
A member of citigroup[LOGO] National Trust 288 (Insured), California Trust 190, Florida Trust 109
                            and New Jersey Trust 154. Each Trust contains a fixed portfolio of long term municipal bonds. The interest income of these bonds is generally exempt from federal income tax and for state designated trusts, state and local income tax in the state for which the trust is named.

This Prospectus contains three parts. Part A contains the Summary of Essential Information including summary material relating to the trusts, the Portfolios and the Statements of Financial Condition. Part B contains more detailed information about the Tax Exempt Securities Trust and Part C contains specific information about the state designated trusts. Part A may not be distributed unless accompanied by Parts B and C.

Read and retain this Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated December 13, 2001

INVESTMENT PRODUCTS: NOT FDIC INSURED; NO BANK GUARANTEE; MAY LOSE MONEY

TAX EXEMPT SECURITIES TRUST
INVESTMENT SUMMARY AS OF DECEMBER 12, 2001
Use this Investment Summary to help you decide whether the portfolios comprising the Tax Exempt Securities Trust are right for you. More detailed information can be found later in this prospectus.

Investment Objective

Each of the trusts seeks to pay investors monthly distributions of tax exempt interest income while conserving their capital. The Sponsor has selected a fixed portfolio of municipal bonds intended to achieve these goals.

Investment Strategy

All of the bonds in the National Trust (Insured) are insured by AAA-rated insurance companies that guarantee timely payments of principal and interest on the bonds (but not the value of the bonds before they mature). As a result, all of the bonds in the National Trust (Insured) are rated AAA by Standard & Poor's or Fitch or Aaa by Moody's.

All of the bonds in the state trusts are rated A or better by Standard & Poor's, Moody's or Fitch. State designated trusts primarily contain bonds issued by the state for which the trust is named or counties, municipalities, authorities or political subdivisions of that state.

Taxes

Interest received by the unit holders of the trusts on the bonds in each of the trusts is generally exempt from regular federal income tax. Interest on the bonds in each state trust is generally exempt from certain state and local personal income taxes of the state for which the trust is named.

Risk Factors

Holders can lose money by investing in these trusts. The value of the units and the bonds held in the portfolio can each decline in value. An investment in units of a trust should be made with an understanding of the following risks:

   . Municipal bonds are long-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer's worsening financial condition or a drop in bond ratings.

   . The effective maturity of a long term bond may be dramatically different than shorter term obligations. Investors will receive early returns of principal when bonds are called or sold before they mature. Investors may not be able to reinvest the money they receive at as high a yield or as long a maturity.

   . The municipal bonds could lose their tax-exempt status either due to future legislation or due to the failure of a public issuer of a bond (or private guarantor) to meet certain conditions imposed by various tax laws.

   . The default of an issuer of a municipal bond in making its payment obligation could result in the loss of interest income and/or principal to investors of an uninsured trust. Investors in an insured trust could lose interest income and/or principal if the issuer and the insurer of a municipal bond both default in making their payment obligations.

   . Since the portfolio of each of the trusts is fixed and not managed, in general the Sponsor can only sell bonds at a trust's termination or in order to meet redemptions. As a result, the price at which a bond is sold may not be the highest price it attained during the life of a trust.

The Public Offering Price

The Public Offering Price per unit as of December 12, 2001, would have been $1,035.14 for the National Trust (Insured), $1,042.20 for the California Trust, $1,013.90 for the Florida Trust and $1,028.33 for the

New Jersey Trust. During the initial public offering period the Public Offering Price per unit is calculated by:

   . dividing the aggregate offering price of the underlying bonds in a trust by the number of units outstanding

   . adding a sales charge of 4.70% (4.932% of the aggregate offering price of the bonds per unit)

   . adding a per unit amount sufficient to reimburse the Sponsor for organizational costs

After the initial offering period the Public Offering Price per unit is calculated by:

   . dividing the aggregate bid price of the underlying bonds in a trust by the number of units outstanding

   . adding a sales charge of 5.00% (5.263% of the aggregate bid price of the bonds per unit)

Market for Units

The Sponsor currently intends to repurchase units from holders at prices based upon the aggregate bid price of the underlying bonds. The Sponsor is not obligated to maintain a market and may stop doing so without prior notice for any business reason. If the Sponsor stops repurchasing units, a unit holder may dispose of its units by redemption. The price received from the Trustee by the unit holder for units being redeemed is also based upon the aggregate bid price of the underlying bonds. Units can be sold at any time to the Sponsor or the Trustee without fee or penalty.

TAX EXEMPT SECURITIES TRUST
FEE TABLE FOR NATIONAL TRUST 288 (INSURED)
--------------------------------------------------------------------------------
This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and
Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.
--------------------------------------------------------------------------------

Unitholder Transaction Expenses (fees paid directly from your investment)

                                                                             As a % of
                                                                              Public   Amounts
                                                                             Offering    per
                                                                               Price    Unit
                                                                             --------- -------
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)   4.70%   $48.53
Reimbursement to Sponsor for Estimated Organization Costs...................   .242%   $ 2.50


Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)

                                                                                       Amounts
                                                                            As a % of    per
                                                                            Net Assets  Unit
                                                                            ---------- -------

Trustee's Fee...............................................................   .114%    $1.12
Other Operating Expenses....................................................   .034%    $ .33
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees..........   .025%    $ .25
                                                                               ----     -----
   Total....................................................................   .173%    $1.70
                                                                               ====     =====

Example

                                                           Cumulative Expenses and Charges
                                                                   Paid for Period
                                                           -------------------------------
                                                             1        3       5      10
                                                            Year    Years   Years   Years
                                                           ------- ------- ------- -------
An investor would pay the following expenses and charges
on a $10,000 investment, assuming the Trust's estimated
operating expense ratio of .173% and a 5% annual return on
the investment throughout the periods.....................  $487    $523    $563    $681

   The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST
FEE TABLE FOR CALIFORNIA TRUST 190
--------------------------------------------------------------------------------
This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and
Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.
--------------------------------------------------------------------------------

Unitholder Transaction Expenses (fees paid directly from your investment)

                                                                             As a % of
                                                                              Public   Amounts
                                                                             Offering    per
                                                                               Price    Unit
                                                                             --------- -------
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)    4.70%   $48.87
Reimbursement to Sponsor for Estimated Organization Costs...................    .240%   $ 2.50


Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)

                                                                                        Amounts
                                                                             As a % of    per
                                                                             Net Assets  Unit
                                                                             ---------- -------

Trustee's Fee...............................................................    .113%    $1.12
Other Operating Expenses....................................................    .040%    $ .39
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees..........    .025%    $ .25
                                                                                ----     -----
   Total....................................................................    .178%    $1.76
                                                                                ====     =====

Example

                                                              Cumulative Expenses and Charges
                                                                      Paid for Period
                                                            ------------------------------------
                                                              1        3         5        10
                                                             Year    Years     Years     Years
                                                            ------ --------- --------- ---------
An investor would pay the following expenses and charges on
a $10,000 investment, assuming the Trust's estimated
operating expense ratio of .178% and a 5% annual return on
the investment throughout the periods......................  $487    $525       $566      $687

   The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST
FEE TABLE FOR FLORIDA TRUST 109
--------------------------------------------------------------------------------
This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and
Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.
--------------------------------------------------------------------------------

Unitholder Transaction Expenses (fees paid directly from your investment)

                                                                             As a % of
                                                                              Public   Amounts
                                                                             Offering    per
                                                                               Price    Unit
                                                                             --------- -------
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)    4.70%   $47.54
Reimbursement to Sponsor for Estimated Organization Costs...................    .247%   $ 2.50


Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)

                                                                                        Amounts
                                                                             As a % of    per
                                                                             Net Assets  Unit
                                                                             ---------- -------

Trustee's Fee...............................................................    .115%    $1.11
Other Operating Expenses....................................................    .042%    $ .40
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees..........    .026%    $ .25
                                                                                ----     -----
   Total....................................................................    .183%    $1.76
                                                                                ====     =====

Example

                                                            Cumulative Expenses and Charges
                                                                    Paid for Period
                                                            -------------------------------
                                                              1       3        5       10
                                                             Year   Years    Years    Years
                                                            -----   -----    -----    -----
An investor would pay the following expenses and charges on
a $10,000 investment, assuming the Trust's estimated
operating expense ratio of .183% and a 5% annual return on
the investment throughout the periods......................  $488   $526     $568     $693

   The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST
FEE TABLE FOR NEW JERSEY TRUST 154
--------------------------------------------------------------------------------
This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and
Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.
--------------------------------------------------------------------------------

Unitholder Transaction Expenses (fees paid directly from your investment)

                                                                             As a % of
                                                                              Public   Amounts
                                                                             Offering    per
                                                                               Price    Unit
                                                                             --------- -------
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)   4.70%    $48.21
Reimbursement to Sponsor for Estimated Organization Costs...................   .244%    $ 2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)

                                                                                        Amounts
                                                                             As a % of    per
                                                                             Net Assets  Unit
                                                                             ---------- -------

Trustee's Fee...............................................................   .114%     $1.11
Other Operating Expenses....................................................   .040%     $ .39
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees..........   .025%     $ .25
                                                                               -----     -----
   Total....................................................................   .179%     $1.75
                                                                               =====     =====

Example

                                                            Cumulative Expenses and Charges
                                                                    Paid for Period
                                                            -------------------------------
                                                              1       3        5       10
                                                             Year   Years    Years    Years
                                                            ----    -----    -----    -----
An investor would pay the following expenses and charges on
a $10,000 investment, assuming the Trust's estimated
operating expense ratio of .179% and a 5% annual return on
the investment throughout the periods...................... $487    $525     $566     $688

   The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST
SUMMARY OF ESSENTIAL INFORMATION
AS OF DECEMBER 12, 2001 /\
Sponsor

Salomon Smith Barney Inc.

Trustee

JPMorgan Chase Bank

Evaluator

Kenny S&P Evaluation Services, a division of J.J. Kenny Company, Inc.

Date of Deposit and of Trust Agreement

December 12, 2001

Mandatory Termination Date*

Each Trust will terminate on the date of maturity, redemption, sale or other disposition of the last Bond held in the Trust.

Record Dates

The first day of each month, commencing January 1, 2002.

Distribution Dates

The fifteenth day of each month,** commencing January 15, 2002.

Evaluation Time

As of 1:00 p.m. on the Date of Deposit. Thereafter, as of 4:00 p.m. Eastern
Time.

Evaluator's Fee

The Evaluator will receive a fee of $.29 per bond per evaluation.

Sponsor's Annual Portfolio Supervision Fee***

Maximum of $.25 per $1,000 face amount of the underlying Bonds.
--------
/\ The Date of Deposit. The Date of Deposit is the date on which the Trust
   Agreement was signed and the deposit with the Trustee was made.
  *The actual date of termination of each Trust may be considerably earlier
   (see Part B, "Amendment and Termination of the Trust
   Agreement--Termination").
 **The first monthly income distribution of $2.74 for the National Trust
   (Insured), $2.73 for the California Trust, $2.69 for the Florida Trust and $2.67 for the New Jersey Trust will be made on January 15, 2002.
***In addition to this amount, the Sponsor may be reimbursed for bookkeeping and other administrative expenses not exceeding its actual costs.

TAX EXEMPT SECURITIES TRUST
SUMMARY OF ESSENTIAL INFORMATION
AS OF DECEMBER 12, 2001

                                                                                   National
                                                                                   Trust 288   California
                                                                                   (Insured)   Trust 190
                                                                                   ----------  ----------
Principal Amount of Bonds in Trust................................................ $5,000,000  $3,000,000
Number of Units...................................................................      5,000       3,000
Principal Amount of Bonds in Trust per Unit....................................... $    1,000  $    1,000
Fractional Undivided Interest in Trust per Unit...................................    1/5,000     1/3,000
Minimum Value of Trust:
  Trust Agreement may be Terminated if Principal Amount is less than.............. $2,500,000  $1,500,000
Calculation of Public Offering Price per Unit*:
  Aggregate Offering Price of Bonds in Trust...................................... $4,920,571  $2,972,504
                                                                                   ==========  ==========
  Divided by Number of Units...................................................... $   984.11  $   990.83
  Plus: Sales Charge (4.70% of the Public Offering Price)......................... $    48.53  $    48.87
                                                                                   ----------  ----------
  Public Offering Price per Unit.................................................. $ 1,032.64  $ 1,039.70
  Plus: Estimated Organization Expenses........................................... $     2.50  $     2.50
  Plus: Accrued Interest*......................................................... $      .86  $      .86
                                                                                   ----------  ----------
   Total.......................................................................... $ 1,036.00  $ 1,043.06
                                                                                   ==========  ==========
Sponsor's Initial Repurchase Price per Unit (per Unit Offering Price of Bonds)**.. $   984.11  $   990.83
Approximate Redemption Price per Unit (per Unit Bid Price of Bonds)**............. $   974.11  $   981.33
                                                                                   ----------  ----------
Difference Between per Unit Offering and Bid Prices of Bonds...................... $    10.00  $     9.50
                                                                                   ==========  ==========
Calculation of Estimated Net Annual Income per Unit:
  Estimated Annual Income per Unit................................................ $    53.54  $    53.48
  Less: Estimated Trustee's Annual Fee***......................................... $     1.12  $     1.12
  Less: Other Estimated Annual Expenses........................................... $      .58  $      .64
                                                                                   ----------  ----------
  Estimated Net Annual Income per Unit............................................ $    51.84  $    51.72
                                                                                   ==========  ==========
Calculation of Monthly Income Distribution per Unit:
  Estimated Net Annual Income per Unit............................................ $    51.84  $    51.72
  Divided by 12................................................................... $     4.32  $     4.31
Accrued interest from the day after the Date of Deposit to the first record date** $     2.74  $     2.73
First distribution per Unit....................................................... $     2.74  $     2.73
Daily Rate (360-day basis) of Income Accrual per Unit............................. $    .1440  $    .1436
Estimated Current Return based on Public Offering Price****.......................       5.01%       4.96%
Estimated Long-Term Return****....................................................       4.92%       4.84%

--------
   *Accrued interest will commence on the day after the Date of Deposit through the date of settlement (normally three business days after purchase). **This figure will also include accrued interest from the day after the Date of Deposit to the date of settlement (normally three business days after purchase) and the net cash on hand in the relevant Trust, accrued expenses of such Trust and amounts distributable to holders of record of Units of such Trust as of a date prior to the computation date, on a pro rata basis. As of the close of the initial offering period, the Redemption Price per Unit and the Sponsor's Repurchase Price per Unit for each Trust will be reduced to reflect the payment of the per Unit organization costs.
 ***Per $1,000 principal amount of Bonds, plus expenses.
****The Estimated Current Return is calculated by dividing the Estimated Net
    Annual Interest Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the Date of Deposit.

TAX EXEMPT SECURITIES TRUST
SUMMARY OF ESSENTIAL INFORMATION
AS OF DECEMBER 12, 2001

                                                                                    Florida    New Jersey
                                                                                   Trust 109   Trust 154
                                                                                   ----------  ----------
Principal Amount of Bonds in Trust................................................ $2,000,000  $2,500,000
Number of Units...................................................................      2,000       2,500
Principal Amount of Bonds in Trust per Unit....................................... $    1,000  $    1,000
Fractional Undivided Interest in Trust per Unit...................................    1/2,000     1/2,500
Minimum Value of Trust:
  Trust Agreement may be Terminated if Principal Amount is less than.............. $1,000,000  $1,250,000
Calculation of Public Offering Price per Unit*:
  Aggregate Offering Price of Bonds in Trust...................................... $1,927,715  $2,444,043
                                                                                   ==========  ==========
  Divided by Number of Units...................................................... $   963.86  $   977.62
  Plus: Sales Charge (4.70% of the Public Offering Price)......................... $    47.54  $    48.21
                                                                                   ----------  ----------
  Public Offering Price per Unit.................................................. $ 1,011.40  $ 1,025.83
  Plus: Estimated Organization Expenses........................................... $     2.50  $     2.50
  Plus: Accrued Interest*......................................................... $      .84  $      .84
                                                                                   ----------  ----------
   Total.......................................................................... $ 1,014.74  $ 1,029.17
                                                                                   ==========  ==========
Sponsor's Initial Repurchase Price per Unit (per Unit Offering Price of Bonds)**.. $   963.86  $   977.62
Approximate Redemption Price per Unit (per Unit Bid Price of Bonds)**............. $   953.86  $   967.62
                                                                                   ----------  ----------
Difference Between per Unit Offering and Bid Prices of Bonds...................... $    10.00  $    10.00
                                                                                   ==========  ==========
Calculation of Estimated Net Annual Income per Unit:
  Estimated Annual Income per Unit................................................ $    52.76  $    52.27
  Less: Estimated Trustee's Annual Fee***......................................... $     1.11  $     1.11
  Less: Other Estimated Annual Expenses........................................... $      .65  $      .64
                                                                                   ----------  ----------
  Estimated Net Annual Income per Unit............................................ $    51.00  $    50.52
                                                                                   ==========  ==========
Calculation of Monthly Income Distribution per Unit:
  Estimated Net Annual Income per Unit............................................ $    51.00  $    50.52
  Divided by 12................................................................... $     4.25  $     4.21
Accrued interest from the day after the Date of Deposit to the first record date** $     2.69  $     2.67
First distribution per Unit....................................................... $     2.69  $     2.67
Daily Rate (360-day basis) of Income Accrual per Unit............................. $    .1416  $    .1403
Estimated Current Return based on Public Offering Price****.......................       5.03%       4.91%
Estimated Long-Term Return****....................................................       5.07%       4.85%

--------
   *Accrued interest will commence on the day after the Date of Deposit through the date of settlement (normally three business days after purchase). **This figure will also include accrued interest from the day after the Date of Deposit to the date of settlement (normally three business days after purchase) and the net cash on hand in the relevant Trust, accrued expenses of such Trust and amounts distributable to holders of record of Units of such Trust as of a date prior to the computation date, on a pro rata basis. As of the close of the initial offering period, the Redemption Price per Unit and the Sponsor's Repurchase Price per Unit for each Trust will be reduced to reflect the payment of the per Unit organization costs.
 ***Per $1,000 principal amount of Bonds, plus expenses.
****The Estimated Current Return is calculated by dividing the Estimated Net
    Annual Interest Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the Date of Deposit.

TAX EXEMPT SECURITIES TRUST
PORTFOLIO SUMMARY AS OF DECEMBER 12, 2001

                                                                                                National
                                                                                               Trust 288    California
                                                                                               (Insured)    Trust 190
                                                                                              ------------ ------------
Number of municipal bonds (from 9 states and the District of Columbia for the National Trust
 (Insured); and from California and Puerto Rico for the California Trust)....................       13            7
Number of bonds issued with "original issue discount"........................................       12            7
Average life to maturity of the bonds in the Trust (in years)................................     30.2         31.4
                                                                                              Percentages+ Percentages+
                                                                                              ------------ ------------
Percentage of bonds acquired from the Sponsor (as sole underwriter, member of underwriting
 syndicate or otherwise from its own organization)...........................................      6.0%         0.0%

General obligation bonds backed by the taxing power of state issuer..........................      0.0%        13.4%
Bonds not supported by the issuer's power to levy tax........................................    100.0%        86.6%

The bonds derived their income from the following primary sources:
 . educational facilities.....................................................................     31.9%*        8.3%
 . hospital and health care facilities........................................................      9.0%        21.5%
 . housing facilities.........................................................................     15.7%        19.4%
 . industrial development facilities                                                                6.0%         0.0%
 . solid waste facilities                                                                           0.0%         4.9%
 . special tax                                                                                      7.3%         0.0%
 . transportation facilities..................................................................     25.3%*       15.7%
 . water and sewer facilities.................................................................      4.8%        16.8%

The bonds in the Trust are rated as follows:
 . Standard & Poor's
    AAA......................................................................................    100.0%        40.8%
    A........................................................................................      0.0%        59.2%
                                                                                                 -----        -----
       Total.................................................................................    100.0%       100.0%
                                                                                                 =====        =====
The following insurance companies have insured the bonds in the Trust as to timely payment of principal and interest:
 . ACA........................................................................................      0.0%        59.2%
 . AMBAC......................................................................................     43.4%         8.4%
 . FGIC.......................................................................................     18.6%         0.0%
 . FSA                                                                                              6.0%         0.0%
 . MBIA.......................................................................................     32.0%        32.4%
                                                                                                 -----        -----
       Total.................................................................................    100.0%       100.0%
                                                                                                 =====        =====

-------------
+Percentages based on the aggregate offering price of the bonds in the Trust. *The Trust is considered to be "concentrated" in a particular category when bonds of that type make up 25% or more of the portfolio.

TAX EXEMPT SECURITIES TRUST
PORTFOLIO SUMMARY AS OF DECEMBER 12, 2001

                                                                                                Florida     New Jersey
                                                                                               Trust 109    Trust 154
                                                                                              ------------ ------------
Number of municipal bonds (from Florida for the Florida Trust; and from New Jersey for the
 New Jersey Trust)...........................................................................        7            8
Number of bonds issued with "original issue discount"........................................        7            8
Average life to maturity of the bonds in the Trust (in years)................................     28.9         28.0
                                                                                              Percentages+ Percentages+
                                                                                              ------------ ------------
Percentage of bonds acquired from the Sponsor (as sole underwriter, member of underwriting
 syndicate or otherwise from its own organization)...........................................     46.3%        35.1%

General obligation bonds backed by the taxing power of state issuer..........................     12.1%        10.1%
Bonds not supported by the issuer's power to levy tax........................................     87.9%        89.9%

The bonds derived their income from the following primary sources:
 . hospital and health care facilities........................................................     54.0%*       71.6%*
 . transportation facilities..................................................................     21.0%        14.3%
 . water and sewer facilities.................................................................     12.9%         4.0%

The bonds in the Trust are rated as follows:
 . Standard & Poor's
    AAA......................................................................................     21.0%        23.9%
    AA.......................................................................................     12.1%        10.0%
    A........................................................................................     54.0%        20.8%
                                                                                                  ----         ----
       Total.................................................................................     87.1%        54.7%
                                                                                                  ====         ====
 . Moody's
    Aaa......................................................................................      0.0%        14.1%
    Aa.......................................................................................     12.9%         0.0%
    A........................................................................................      0.0%        31.2%
                                                                                                  ----         ----
       Total.................................................................................     12.9%        45.3%
                                                                                                  ====         ====
The following insurance companies have insured the bonds in the Trust as to timely payment of principal and interest:
 . Asset Guaranty.............................................................................      0.0%        10.0%
 . FGIC.......................................................................................      0.0%        14.3%
 . MBIA.......................................................................................     21.0%        23.7%
                                                                                                  ----         ----
       Total.................................................................................     21.0%        48.0%
                                                                                                  ====         ====

-------------
+Percentages based on the aggregate offering price of the bonds in the Trust. *The Trust is considered to be "concentrated" in a particular category when bonds of that type make up 25% or more of the portfolio.

UNDERWRITING

   The names and addresses of the Underwriters and the number of Units to be sold by them are as follows:

                                                        Units
                                      -----------------------------------------
                                      National
                                      Trust 288 California  Florida  New Jersey
                                      (Insured) Trust 190  Trust 109 Trust 154
                                      --------- ---------- --------- ----------
Salomon Smith Barney Inc. ...........   4,150     3,000      1,500     2,400
388 Greenwich Street
New York, New York 10013

William R. Hough.....................     500        --        250        --
100 Second Avenue
Suite 800
St. Petersburg, Florida 33701

McDonald Investments.................     250        --         --        --
800 Superior Avenue
16th Floor
Cleveland, Ohio 44114

Southwest Securities, Inc............      --        --        250        --
45 Broadway
New York, New York 10006

CIBC Oppenheimer Corp. ..............      --        --         --       100
425 Lexington Avenue
3rd Floor
New York, New York 10017

Gruntal & Co. Incorporated...........     100        --         --        --
100 Northern Boulevard
2nd Floor
Great Neck, New York 11021
                                        -----     -----      -----     -----
Total................................   5,000     3,000      2,000     2,500
                                        =====     =====      =====     =====

                         INDEPENDENT AUDITORS' REPORT

To the Sponsor, Trustee and Unit Holders of Tax Exempt Securities Trust,
  National Trust 288 (Insured), California Trust 190, Florida Trust 109 and New Jersey Trust 154:

We have audited the accompanying statements of financial condition, including the portfolios of securities, of each of the respective trusts constituting Tax Exempt Securities Trust, National Trust 288 (Insured), California Trust 190, Florida Trust 109 and New Jersey Trust 154 as of December 12, 2001. These financial statements are the responsibility of the Trustee (see note 6 to the statements of financial condition). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of financial condition are free of material misstatement. An audit of a statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of financial condition. Our procedures included confirmation with the Trustee of an irrevocable letter of credit deposited on December 12, 2001, for the purchase of securities, as shown in the statements of financial condition and portfolios of securities. An audit of a statement of financial condition also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall statement of financial condition presentation. We believe that our audits of the statements of financial condition provide a reasonable basis for our opinion.

In our opinion, the statements of financial condition referred to above present fairly, in all material respects, the financial position of each of the respective trusts constituting Tax Exempt Securities Trust, National Trust 288 (Insured), California Trust 190, Florida Trust 109 and New Jersey Trust 154 as of December 12, 2001, in conformity with accounting principles generally accepted in the United States of America.


                                                  /s/ KPMG LLP

New York, New York
December 12, 2001

                          TAX EXEMPT SECURITIES TRUST
                       STATEMENTS OF FINANCIAL CONDITION
                   AS OF DATE OF DEPOSIT, DECEMBER 12, 2001

                                                                                             TRUST PROPERTY
                                                                                       --------------------------
                                                                                       National
                                                                                       Trust 288       California
                                                                                       (Insured)       Trust 190
                                                                                       ----------      ----------
Investment in Tax-Exempt Securities:
   Bonds represented by purchase contracts backed by letter of credit (1)............. $4,920,571      $2,972,504
Accrued interest through the Date of Deposit on underlying bonds (1)(2)...............     57,776          31,135
Cash (3)..............................................................................     12,500           7,500
                                                                                       ----------      ----------
       Total.......................................................................... $4,990,847      $3,011,139
                                                                                       ==========      ==========

                                                                                            LIABILITIES AND
                                                                                              INTEREST OF
                                                                                              UNIT HOLDERS
                                                                                       --------------------------
Liabilities:
   Accrued interest through the Date of Deposit on underlying bonds (1)(2)............ $   57,776      $   31,135
   Reimbursement to Sponsor for Organization Costs (3)................................     12,500           7,500
                                                                                       ----------      ----------
                                                                                           70,276          38,635
                                                                                       ----------      ----------
Interest of Unit Holders:
    Units of fractional undivided interest outstanding (National Trust 288 (Insured):
       5,000; California Trust 190: 3,000)
     Cost to investors (4)............................................................  5,175,700       3,126,600
     Less--Gross underwriting commission (5)..........................................    242,629         146,596
     Less--Organization Costs (3).....................................................     12,500           7,500
                                                                                       ----------      ----------
     Net amount applicable to investors...............................................  4,920,571       2,972,504
                                                                                       ----------      ----------
       Total.......................................................................... $4,990,847      $3,011,139
                                                                                       ==========      ==========

-------------
(1)Aggregate cost to each Trust of the Bonds listed under the Portfolios of Securities on the immediately following pages is based on offering prices as of 1:00 p.m. on December 12, 2001, the Date of Deposit, determined by the Evaluator on the basis set forth in Part B, "Public Offering--Offering Price." Svenska Handelsbanken issued an irrevocable letter of credit in the aggregate principal amount of $14,000,000 which was deposited with the Trustee for the purchase of $12,500,000 principal amount of Bonds in all of the Trusts, pursuant to contracts to purchase such Bonds at the aggregate cost of $12,264,833 plus $139,731 representing accrued interest thereon through the Date of Deposit.
(2)The Indenture provides that the Trustee will advance amounts equal to the accrued interest on the underlying securities of each Trust (net of accrued expenses) through the Date of Deposit and that such amounts will be distributed to the Sponsor as Unit holder of record on such date, as set forth in Part B, "Rights of Unit Holders--Distribution of Interest and Principal."
(3)A portion of the Public Offering Price consists of cash in an amount sufficient to reimburse the Sponsor for the per Unit portion of all or a part of the organization costs of establishing a Trust. These costs have been estimated at $2.50 per Unit for each of the Trusts. A payment will be made as of the close of the initial public offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization expenses are less than the estimated amount, only the actual organization expenses will be deducted from the assets of a Trust.
(4)Aggregate public offering price (exclusive of interest) computed on 5,000 Units of the National Trust (Insured) and 3,000 Units of the California Trust, on the basis set forth in Part B, "Public Offering--Offering Price."
(5)Sales charge of 4.70% computed on 5,000 Units of the National Trust (Insured) and 3,000 Units of the California Trust, respectively, on the basis set forth in Part B, "Public Offering--Offering Price."
(6)The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of each Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of each Trust. The Trustee is also responsible for all estimates (exclusive of estimate of organization expense) and accruals reflected in each Trust's financial statements. Actual results could differ from these estimates. The Evaluator determines the price for each underlying bond included in each Trust's Portfolio of Securities on the basis set forth in Part B, "Public Offering--Offering Price."

                          TAX EXEMPT SECURITIES TRUST
                       STATEMENTS OF FINANCIAL CONDITION
                   AS OF DATE OF DEPOSIT, DECEMBER 12, 2001

                                                                                             TRUST PROPERTY
                                                                                       --------------------------
                                                                                        Florida        New Jersey
                                                                                       Trust 109       Trust 154
                                                                                       ----------      ----------
Investment in Tax-Exempt Securities:
   Bonds represented by purchase contracts backed by letter of credit (1)............. $1,927,715      $2,444,043
Accrued interest through the Date of Deposit on underlying bonds (1)(2)...............     17,738          33,082
Cash (3)..............................................................................      5,000           6,250
                                                                                       ----------      ----------
       Total.......................................................................... $1,950,453      $2,483,375
                                                                                       ==========      ==========

                                                                                            LIABILITIES AND
                                                                                              INTEREST OF
                                                                                              UNIT HOLDERS
                                                                                       --------------------------
Liabilities:
   Accrued interest through the Date of Deposit on underlying bonds (1)(2)............ $   17,738      $   33,082
   Reimbursement to Sponsor for Organization Costs (3)................................      5,000           6,250
                                                                                       ----------      ----------
                                                                                           22,738          39,332
                                                                                       ----------      ----------
Interest of Unit Holders:
    Units of fractional undivided interest outstanding (Florida Trust 109: 2,000; New
       Jersey Trust 154: 2,500)
     Cost to investors (4)............................................................  2,027,800       2,570,825
     Less--Gross underwriting commission (5)..........................................     95,085         120,532
     Less--Organization Costs (3).....................................................      5,000           6,250
                                                                                       ----------      ----------
     Net amount applicable to investors...............................................  1,927,715       2,444,043
                                                                                       ----------      ----------
       Total.......................................................................... $1,950,453      $2,483,375
                                                                                       ==========      ==========

-------------
(1)Aggregate cost to each Trust of the Bonds listed under the Portfolios of Securities on the immediately following pages is based on offering prices as of 1:00 p.m. on December 12, 2001, the Date of Deposit, determined by the Evaluator on the basis set forth in Part B, "Public Offering--Offering Price." Svenska Handelsbanken issued an irrevocable letter of credit in the aggregate principal amount of $14,000,000 which was deposited with the Trustee for the purchase of $12,500,000 principal amount of Bonds in all of the Trusts, pursuant to contracts to purchase such Bonds at the aggregate cost of $12,264,833 plus $139,731 representing accrued interest thereon through the Date of Deposit.
(2)The Indenture provides that the Trustee will advance amounts equal to the accrued interest on the underlying securities of each Trust (net of accrued expenses) through the Date of Deposit and that such amounts will be distributed to the Sponsor as Unit holder of record on such date, as set forth in Part B, "Rights of Unit Holders--Distribution of Interest and Principal."
(3)A portion of the Public Offering Price consists of cash in an amount sufficient to reimburse the Sponsor for the per Unit portion of all or a part of the organization costs of establishing a Trust. These costs have been estimated at $2.50 per Unit for each of the Trusts. A payment will be made as of the close of the initial public offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization expenses are less than the estimated amount, only the actual organization expenses will be deducted from the assets of a Trust.
(4)Aggregate public offering price (exclusive of interest) computed on 2,000 Units of the Florida Trust and 2,500 Units of the New Jersey Trust, on the basis set forth in Part B, "Public Offering--Offering Price."
(5)Sales charge of 4.70% computed on 2,000 Units of the Florida Trust and 2,500 Units of the New Jersey Trust, respectively, on the basis set forth in Part B, "Public Offering--Offering Price."
(6)The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of each Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of each Trust. The Trustee is also responsible for all estimates (exclusive of estimate of organization expense) and accruals reflected in each Trust's financial statements. Actual results could differ from these estimates. The Evaluator determines the price for each underlying bond included in each Trust's Portfolio of Securities on the basis set forth in Part B, "Public Offering--Offering Price."

                          TAX EXEMPT SECURITIES TRUST
             NATIONAL TRUST 288 (INSURED)--PORTFOLIO OF SECURITIES
                            AS OF DECEMBER 12, 2001

                                                                          Cost of   Yield on  Annual
                                                           Redemption    Securities Date of  Interest
    Aggregate     Securities Represented by     Ratings    Provisions     to Trust  Deposit   Income
    Principal        Purchase Contracts           (1)         (2)          (3)(4)     (4)    to Trust
    ---------- -------------------------------- ------- ---------------- ---------- -------- --------
 1. $  750,000 Alaska Housing Finance             AAA     6/1/09 @ 101    $769,995   5.600%  $45,000
               Corporation, General Mortgage            SF 12/1/39 @ 100
               Revenue Bonds, MBIA
               Insured, 6.00% Due 6/1/2049

 2.    500,000 Fulton County, Georgia,            AAA    12/1/10 @ 101     534,010   5.013    29,375
               Development Authority                    SF 12/1/22 @ 100
               Revenue Bonds, Morehouse
               College Project, AMBAC
               Insured, 5.875% Due
               12/1/2030

 3.    500,000 Illinois Health Facilities         AAA     7/1/07 @ 102     515,430   5.200    28,500
               Authority Revenue Bonds,                 SF 7/1/22 @ 100
               Loyola University Health
               System, AMBAC Insured,
               5.70% Due 7/1/2024

 4.    105,000 City of Chicago, Illinois,         AAA     1/1/07 @ 101     106,218   5.300     5,775
               Chicago Midway Airport                   SF 1/1/23 @ 100
               Revenue Bonds, MBIA
               Insured, 5.50% Due 1/1/2029

 5.    250,000 City of Chicago, Illinois, Water   AAA    11/1/11 @ 100     237,005   5.350    12,500
               Revenue Bonds, AMBAC                     SF 11/1/27 @ 100
               Insured, 5.00% Due 11/1/2031

 6.    500,000 St. Joseph County, Indiana,        AAA    2/15/08 @ 101     442,310   5.450    23,125
               Hospital Authority, Health               SF 8/15/19 @ 100
               System Revenue Memorial
               Health System Bonds, MBIA
               Insured, 4.625% Due
               8/15/2028

 7.    250,000 Ernest N. Morial, New Orleans      AAA    7/15/06 @ 101     257,225   5.000    14,000
               Exhibition Hall Authority,               SF 7/15/19 @ 100
               Louisiana, Special Tax Bonds,
               MBIA Insured, 5.60%
               Due 7/15/2025

 8.    250,000 Massachusetts Turnpike             AAA     1/1/09 @ 101     223,610   5.450    11,875
               Authority, Metropolitan                  SF 1/1/30 @ 100
               Highway System Revenue
               Bonds, AMBAC Insured,
               4.75% Due 1/1/2034

                          TAX EXEMPT SECURITIES TRUST
             NATIONAL TRUST 288 (INSURED)--PORTFOLIO OF SECURITIES
                            AS OF DECEMBER 12, 2001

                                                                           Cost of     Yield on  Annual
                                                           Redemption     Securities   Date of  Interest
    Aggregate      Securities Represented by    Ratings    Provisions      to Trust    Deposit   Income
    Principal         Purchase Contracts          (1)         (2)           (3)(4)       (4)    to Trust
    ----------   ------------------------------ ------- ----------------- ----------   -------- --------
 9. $  300,000   Philadelphia, Pennsylvania,      AAA     10/1/11 @ 101   $  295,593   5.350%   $ 15,750
                 Authority for Industrial               SF 10/1/27 @ 100
                 Development Lease Revenue
                 Bonds, FSA Insured, 5.25%
                 Due 10/1/2030

10.    100,000   Austin, Texas, Hotel             AAA    11/15/09 @ 100      104,512   5.100       5,800
                 Occupancy Tax Revenue                  SF 11/15/22 @ 100
                 Refunding Bonds, AMBAC
                 Insured, 5.80%
                 Due 11/15/2029

11.    745,000   The Central Puget Sound          AAA     2/1/09 @ 101       677,548   5.400      35,388
                 Regional Transit Authority,             SF 2/1/22 @ 100
                 Washington, Sales Tax and
                 Motor Vehicle Tax Bonds,
                 FGIC Insured, 4.75% Due
                 2/1/2028

12.    250,000   Port of Seattle, Washington,     AAA     10/1/11 @ 100      237,105   5.350      12,500
                 Revenue Bonds, FGIC Insured,            SF 4/1/24 @ 100
                 5.00% Due 4/1/2031

13.    500,000   District of Columbia, Catholic   AAA     10/1/09 @ 101      520,010   5.100      28,125
                 University of America Project          SF 10/1/20 @ 100
                 Revenue Bonds, AMBAC
                 Insured, 5.625% Due
                 10/1/2029
    ----------                                                            ----------            --------

    $5,000,000                                                            $4,920,571            $267,713
    ==========                                                            ==========            ========



   The Notes following the Portfolios are an integral part of each Portfolio of
                                  Securities.

                          TAX EXEMPT SECURITIES TRUST
                 CALIFORNIA TRUST 190--PORTFOLIO OF SECURITIES
                            AS OF DECEMBER 12, 2001

                                                                         Cost of   Yield on  Annual
                                                         Redemption     Securities Date of  Interest
    Aggregate    Securities Represented by    Ratings    Provisions      to Trust  Deposit   Income
    Principal       Purchase Contracts          (1)         (2)           (3)(4)     (4)    to Trust
    ---------- ------------------------------ ------- ----------------- ---------- -------- --------
 1. $  600,000 California Mobilehome Park        A     11/15/11 @ 102   $  576,378  5.505%  $ 31,500
               Financing Authority, Mobile            SF 11/15/22 @ 100
               Home Park Revenue Bonds,
               Rancho Vallecitos Project,
               ACA Insured, 5.25% Due
               11/15/2036

 2.    600,000 ABAG Finance Authority for        A      11/1/09 @ 101      638,364  5.300     37,200
               Nonprofit Corporations,                SF 11/1/14 @ 100
               California, Certificates of
               Participation, The O'Connor
               Woods Obligated Group, ACA
               Insured, 6.20% Due 11/1/2029

 3.    400,000 La Palma, California,             A      6/1/11 @ 102       399,600  5.508     22,000
               Community Development,                  SF 6/1/12 @ 100
               Common Tax Allocation
               Refunding Revenue Bonds, La
               Palma Community
               Development Project, ACA
               Insured, 5.50% Due 6/1/2021

 4.    500,000 Department of Water and          AAA     7/1/11 @ 100       497,880  5.150     25,625
               Power of the City of Los                SF 7/1/33 @ 100
               Angeles, California, Water
               System Revenue Bonds, MBIA
               Insured, 5.125% Due 7/1/2041

 5.    150,000 Mono County, California,          A      5/1/10 @ 102       144,987  5.500      7,875
               Certificates of Participation,          SF 5/1/12 @ 100
               Solid Waste Project, ACA
               Insured, 5.25% Due 5/1/2026

 6.    250,000 RNR School Financing             AAA     9/1/12 @ 102       248,095  5.050     12,500
               Authority, Community                    SF 9/1/27 @ 100
               Facilities District No. 92-1,
               County of Kern, California,
               Special Tax Bonds, AMBAC
               Insured, 5.00% Due 9/1/2030

 7.    500,000 Puerto Rico Highway and          AAA     7/1/18 @ 100       467,200  5.150     23,750
               Transportation Authority,               SF 7/1/29 @ 100
               Transportation Revenue Bonds,
               MBIA Insured, 4.75%
               Due 7/1/2038
    ----------                                                          ----------          --------
    $3,000,000                                                          $2,972,504          $160,450
    ==========                                                          ==========          ========

The Notes following the Portfolios are an integral part of each Portfolio of
                                  Securities.

                          TAX EXEMPT SECURITIES TRUST
                  FLORIDA TRUST 109--PORTFOLIO OF SECURITIES
                            AS OF DECEMBER 12, 2001

                                                                             Cost of     Yield on  Annual
                                                             Redemption     Securities   Date of  Interest
    Aggregate       Securities Represented by     Ratings    Provisions      to Trust    Deposit   Income
    Principal          Purchase Contracts           (1)         (2)           (3)(4)       (4)    to Trust
    ----------   -------------------------------- ------- ----------------- ----------   -------- --------

 1. $  250,000   State of Florida, Full Faith and  AA+      6/1/08 @ 101    $  232,225   5.250%   $ 11,875
                 Credit, State Board of                    SF 6/1/24 @ 100
                 Education Public Education
                 Capital Outlay Bonds, 4.75%
                 Due 6/1/2028

 2.    455,000   City of Gulf Breeze, Florida,     AAA      6/1/08 @ 100       404,095   5.300      20,475
                 Capital Funding Revenue                  SF 10/1/23 @ 100
                 Bonds, MBIA Insured, 4.50%
                 Due 10/1/2027

 3.    215,000   Highlands County, Florida,         A-     11/15/11 @ 101      218,431   5.812      12,900
                 Health Facilities Authority              SF 11/15/27 @ 100
                 Hospital Revenue Bonds,
                 Adventist Health System/
                 Sunbelt Obligated Group,
                 6.00% Due 11/15/2031

 4.    250,000   Jacksonville Electric Authority,  Aa3*     10/1/06 @ 100      247,982   5.300      13,125
                 Florida, Water & Sewer                   SF 10/1/31 @ 100
                 System Revenue Bonds, 5.25%
                 Due 10/1/2037

 5.    430,000   Palm Beach County, Florida,        A+      12/1/11 @ 101      425,382   5.700      24,188
                 Health Facilities Authority              SF 12/1/22 @ 100
                 Revenue Refunding Bonds,
                 Boca Raton Community
                 Hospital Inc., 5.625% Due
                 12/1/2031

 6.    250,000   South Lake County, Florida,        A-      10/1/09 @ 101      249,750   5.806      14,500
                 Hospital District Revenue                SF 10/1/24 @ 100
                 Bonds, South Lake Hospital
                 Inc., 5.80% Due 10/1/2034

 7.    150,000   West Orange Healthcare             A-      2/1/11 @ 101       149,850   5.658       8,475
                 District, Florida, Revenue                SF 2/1/11 @ 100
                 Bonds, 5.65% Due 2/1/2022
    ----------                                                              ----------            --------

    $2,000,000                                                              $1,927,715            $105,538
    ==========                                                              ==========            ========

   The Notes following the Portfolios are an integral part of each Portfolio of
                                  Securities.

                          TAX EXEMPT SECURITIES TRUST
                 NEW JERSEY TRUST 154--PORTFOLIO OF SECURITIES
                            AS OF DECEMBER 12, 2001

                                                                       Cost of   Yield on  Annual
                                                        Redemption    Securities Date of  Interest
    Aggregate    Securities Represented by    Ratings   Provisions     to Trust  Deposit   Income
    Principal       Purchase Contracts          (1)        (2)          (3)(4)     (4)    to Trust
    ---------  ------------------------------ ------- --------------- ---------- -------- --------

 1. $500,000   New Jersey Economic              A+     6/1/11 @ 102   $508,500   5.300%   $27,500
               Development Authority,                 SF 6/1/26 @ 100
               Economic Development Bonds,
               Masonic Charity Foundation of
               New Jersey, 5.50% Due
               6/1/2031

 2.  500,000   New Jersey Health Care          A3*     1/1/10 @ 101    514,030   5.600     30,000
               Facilities Financing Authority         SF 1/1/26 @ 100
               Revenue Bonds, Hackensack
               University Medical Center
               Issue, 6.00% Due 1/1/2034

 3.  250,000   New Jersey Health Care          A3*     7/1/11 @ 100    248,622   5.663     14,063
               Facilities Financing Authority         SF 7/1/22 @ 100
               Revenue Bonds, Kennedy
               Health System Obligated
               Group Issue, 5.625% Due
               7/1/2031

 4.  250,000   New Jersey Health Care          AAA     1/1/09 @ 101    233,893   5.200     11,875
               Facilities Financing Authority         SF 7/1/25 @ 100
               Revenue Bonds, Saint
               Barnabas Health Care System
               Issue, MBIA Insured, 4.75%
               Due 7/1/2028

 5.  250,000   New Jersey Health Care           AA     7/1/11 @ 100    245,405   5.150     12,500
               Facilities Financing Authority         SF 7/1/12 @ 100
               Revenue Bonds, Southern
               Ocean County Hospital, Asset
               Guaranty Insured, 5.00% Due
               7/1/2021

 6.  250,000   Mahwah, New Jersey, General     Aaa*    12/1/10 @ 101   246,955   5.000     12,250
               Improvement Bonds, MBIA
               Insured, 4.90% Due 12/1/2020

                          TAX EXEMPT SECURITIES TRUST
                 NEW JERSEY TRUST 154--PORTFOLIO OF SECURITIES
                            AS OF DECEMBER 12, 2001

                                                                      Cost of     Yield on  Annual
                                                       Redemption    Securities   Date of  Interest
    Aggregate    Securities Represented by  Ratings    Provisions     to Trust    Deposit   Income
    Principal       Purchase Contracts        (1)         (2)          (3)(4)       (4)    to Trust
    ----------   -------------------------- ------- ---------------- ----------   -------- --------

 7. $  100,000   North Hudson, New Jersey,   Aaa*     8/1/11 @ 100   $   97,726   5.150%   $  5,000
                 Sewer Authority Revenue            SF 8/1/23 @ 100
                 Bonds, MBIA Insured, 5.00%
                 Due 8/1/2031

 8.    400,000   The Port Authority of New   AAA     11/1/05 @ 101      348,912   5.200      17,500
                 York and New Jersey                SF 10/1/27 @ 100
                 Consolidated Bonds, FGIC
                 Insured, 4.375% Due
                 10/1/2033
    ----------                                                       ----------            --------

    $2,500,000                                                       $2,444,043            $130,688
    ==========                                                       ==========            ========


The Notes following the Portfolios are an integral part of each Portfolio of
                                  Securities.

NOTES TO PORTFOLIOS OF SECURITIES

(1)For a description of the meaning of the applicable rating symbols as published by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., Moody's Investors Service(*) and Fitch Investor Services, Inc.(**), see Part B, "Bond Ratings."

(2)There is shown under this heading the year in which each issue of Bonds initially is redeemable and the redemption price for that year; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par. "SF" indicates a sinking fund has been or will be established with respect to an issue of Bonds. The prices at which Bonds may be redeemed or called prior to maturity may or may not include a premium and, in certain cases, may be less than the cost of the Bonds to a Trust. Certain Bonds in a Portfolio, including Bonds listed as not being subject to redemption provisions, may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provision under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. For example, see discussion of obligations of housing authorities in Part B, "Tax Exempt Securities Trust--Risk Factors."

(3)Contracts to purchase Bonds were entered into during the period September 25, 2001, through December 12, 2001, with the settlement date on December 18, 2001. The Profit to the Sponsor on Deposit totals $50,943 for the National Trust (Insured), $22,441 for the California Trust, $21,564 for the Florida Trust and $20,732 for the New Jersey Trust.

(4)Evaluation of the Bonds by the Evaluator is made on the basis of current offering prices for the Bonds. The current offering prices of the Bonds are greater than the current bid prices of the Bonds. The Redemption Price per Unit and the public offering price of the Units in the secondary market are determined on the basis of the current bid prices of the Bonds. (See Part B, "Public Offering--Offering Price" and "Rights of Unit Holders--Redemption of Units.") Yield on Date of Deposit was computed on the basis of offering prices on the date of deposit. On December 12, 2001, the aggregate bid price of the Bonds was $4,870,571 for the National Trust (Insured), $2,944,004 for the California Trust, $1,907,715 for the Florida Trust and $2,419,043 for the New Jersey Trust.

PROSPECTUS--Part B:
--------------------------------------

Note that Part B of this Prospectus may not be distributed unless accompanied by Part A.

--------------------------------------
TAX EXEMPT SECURITIES TRUST

The Trusts

   For over 20 years, Tax Exempt Securities Trust has specialized in quality municipal bond investments designed to meet a variety of investment objectives and tax situations. Tax Exempt Securities Trust is a convenient and cost effective alternative to individual bond purchases. Each Trust is one of a series of similar but separate unit investment trusts. A unit investment trust provides many of the same benefits as individual bond purchases. However, while receiving many of the benefits, the holder of Units (the "Holder") avoids the complexity of analyzing, selecting and monitoring a multi-bond portfolio. Each Trust is also created under the laws of the State of New York by a Trust Indenture and Agreement and related Reference Trust Agreement dated the Date of Deposit (collectively, the "Trust Agreement"), of Salomon Smith Barney Inc., as Sponsor, JPMorgan Chase Bank, as Trustee, and Kenny S&P Evaluation Services, a division of J.J. Kenny Company, Inc., as Evaluator. Each Trust containing Bonds of a State for which such Trust is named (a "State Trust") and each National or Intermediate Term Trust is referred to herein as the "Trust" and together they are referred to as "Trusts." On the Date of Deposit, the Sponsor deposited contracts and funds (represented by a certified check or checks and/or an irrevocable letter or letters of credit, issued by a major commercial bank) for the purchase of certain interest-bearing obligations (the "Bonds") and/or Units of preceding Series of Tax Exempt Securities Trust (the "Deposited Units"). The Bonds and Deposited Units (if any) are referred to herein collectively as the "Securities." After the deposit of the Securities and the creation of the Trusts, the Trustee delivered to the Sponsor registered certificates of beneficial interest (the "Certificates") representing the units (the "Units") comprising the entire ownership of each Trust. These Units are now being offered pursuant to this Prospectus. References to multiple Trusts herein should be read as references to a single Trust if Part A indicates the creation of only one Trust.

Objectives

   The objectives of each Trust are tax-exempt income and conservation of capital through an investment in a diversified portfolio of municipal bonds. There is no guarantee that a Trust's objectives will be achieved.

Portfolio

   The Sponsor's investment professionals select Bonds for the Trust portfolios from among the 200,000 municipal bond issues that vary according to bond purpose, credit quality and years to maturity. The following factors, among others, were considered in selecting the Bonds for each Trust:

   . whether the interest on the Bonds selected would be exempt from federal and/or state income taxes imposed on the Holders;

   . for an uninsured Trust, whether the Bonds were rated "A" or better by a major bond rating agency;

   . for an insured Trust, whether the bonds were rated "AAA" or its equivalent by a major bond rating agency;

   . the maturity dates of the Bonds (including whether such Bonds may be called or redeemed prior to their stated maturity);

   . the diversity of the types of Bonds; and

   . the cost of the Bonds relative to what the Sponsor believes is their value.

   An Intermediate Term Trust will have a dollar-weighted average portfolio maturity of more than three years but no more than eleven years from the

Date of Deposit. A National or State Trust not specified as to term will have a dollar weighted average portfolio maturity of more than ten years from the Date of Deposit.

The Units

   Each Unit in a Trust represents a fractional undivided interest in the principal and net income of such Trust. If any Units are redeemed after the date of this Prospectus, the principal amount of Bonds in the Trust will be reduced by an amount allocable to redeemed Units. Also, the fractional undivided interest in the Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed or until the termination of the Trust.

RISK FACTORS

   An investment in Units is subject to the following risks.

Failure of Issuers to Pay Interest and/or Principal

   The primary risk associated with an investment in Bonds is that the issuer of the Bond will default on principal and/or interest payments when due on the Bond. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust's Units. The bond ratings assigned by major rating organizations are an indication of the issuer's ability to make interest and principal payments when due on its bonds. Subsequent to the date of deposit the rating assigned to a bond may decline. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any bond.

Original Issue Discount Bonds and Zero Coupon Bonds

   Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of current interest. For federal income tax purposes, original issue discount on such bonds must be accrued over the terms of such bonds. On sale or redemption, the difference between (i) the amount realized (other than amounts treated as tax-exempt income), and (ii) the tax basis of such bonds (properly adjusted for the accrual of original issue discount) will be treated as taxable income, gain or loss. See "Taxes" herein.

"When Issued" and "Delayed Delivery" Bonds

   Certain Bonds in a Trust may have been purchased by the Sponsor on a "when issued" basis. Bonds purchased on a "when issued" basis have not yet been issued by their governmental entity on the Date of Deposit (although such governmental entity had committed to issue such Bonds). In the case of these and/or certain other Bonds, the delivery of the Bonds may be delayed ("delayed delivery") or may not occur. The effect of a Trust containing "delayed delivery" or "when issued" Bonds is that Holders who purchased their Units prior to the date such Bonds are actually delivered to the Trustee may have to make a downward adjustment in the tax basis of their Units. Such downward adjustment may be necessary to account for interest accruing on such "when issued" or "delayed delivery" Bonds during the time between the Holders purchase of Units and delivery of such Bonds to a Trust. Such adjustment has been taken into account in computing the Estimated Current Return and Estimated Long-Term Return set forth herein, which is slightly lower than Holders may receive after the first year. To the extent that the delivery of such Bonds is delayed beyond their respective expected delivery dates, the Estimated Current Return and Estimated Long-Term Return for the first year may be lower than indicated in the "Summary of Essential Information" in Part A.

Redemption or Sale Prior to Maturity

   Most of the Bonds in the Portfolio of a Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price. Such price valuation is likely to be higher in periods of declining interest rates. Certain of the Bonds may be sold or redeemed or otherwise mature. In such cases, the proceeds from such events will be distributed to Holders and will not be reinvested. Thus, no assurance can be given that a Trust will retain for any length of time its present size and composition. To the extent that a Bond was deposited in a Trust at a price higher than the price at which it is redeemable, or at a price higher than the price at which it is sold, a sale or redemption will result in a loss in the value of Units. Monthly distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to sold or redeemed bonds. The Estimated Current Return and Estimated Long-Term Return of the Units may be adversely affected by such sales or redemptions.

Market Discount

   The Portfolio of the Trust may consist of some Bonds whose current market values were below face value on the Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest coupons of such Bonds are at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt Bond will have a larger portion of its total return in the form of taxable ordinary income (because market discount income is taxable ordinary income) and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates. See "Taxes" herein.

Failure of a Contract to Purchase Bonds

   In the event that any contract for the purchase of any Bond fails, the Sponsor is authorized under the Trust Agreement to instruct the Trustee to acquire other securities (the "Replacement Bonds") for inclusion in the Portfolio of the affected Trust. However, in order for the Trustee to acquire any Replacement Bonds, they must be deposited not later than the earlier of (i) the first monthly Distribution Date of the Trust or (ii) 90 days after such Trust was established. The cost and aggregate principal amount of a Replacement Bond may not exceed the cost and aggregate principal amount of the Bond which it replaces. In addition, a Replacement Bond must:

   . be a tax-exempt bond;

   . have a fixed maturity or disposition date comparable to the Bond it replaces;

   . be purchased at a price that results in a yield to maturity and in a current return which is approximately equivalent to the yield to maturity and current return of the Bond which it replaces;

   . be purchased within twenty days after delivery of notice of the failed contracts;

   . for an uninsured Trust, be rated in a category of A or better by a major rating organization; and

   . for an insured Trust, be rated AAA or its equivalent by a major rating organization.

   Whenever a Replacement Bond has been acquired for a Trust, the Trustee shall, within five days thereafter, notify all Holders of such Trust of the acquisition of the Replacement Bond.

   In the event that a contract to purchase any of the Bonds fails and Replacement Bonds are not acquired, the Trustee will, not later than the second monthly Distribution Date, distribute to Holders the funds attributable to the failed contract. The Sponsor will, in such a case, refund the sales charge applicable to the failed contract. If less than all the funds attributable to a failed contract are applied to purchase Replacement Bonds, the remaining moneys will be distributed to Holders not later than the second monthly Distribution Date. Moreover, the failed contract may reduce the Estimated Net Annual Income per Unit, and may lower the Estimated Current Return and Estimated Long-Term Return of the affected Trust.

Risks Inherent in an Investment in Different Types of Bonds

   The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A Trust is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

   General Obligation Bonds. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors. Some such factors are the entity's tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity's control.

   Industrial Development Revenue Bonds ("IDRs"). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

   Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

   Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a Holder purchased Units, any prepayment at par would result in a loss of capital to the Holder and reduce the amount of income that would otherwise have been paid to Holders.

   Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

   Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

   University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors, of which an investor should be aware, are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payments on its own.

   Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

   Capital Improvement Facility Bonds. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

   Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

   Moral Obligation Bonds. The Trust may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

   Refunded Bonds. Refunded Bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

   Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The Sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

   Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

   Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

   Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

   Convention Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

   Correctional Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

   Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico. These Bonds will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the mainland United States. During fiscal 2000, approximately 88% of Puerto Rico's exports were to the United States mainland, which was also the source of 56% of Puerto Rico's imports. In fiscal 2000, Puerto Rico experienced a $11.4 billion positive adjusted merchandise trade balance. The dominant sectors of the Puerto Rico economy are manufacturing and services. Gross product in fiscal 1996 was $30.4 billion and gross product in fiscal 2000 was $41.4 billion ($34.8 billion in 1996 prices). This represents an increase in gross product of 36.3% from fiscal 1996 to 2000 (14.7% in 1996 prices).

   Average employment increased from 1,092,200 in fiscal 1996, to 1,159,470 in fiscal 2000. Average unemployment decreased from 13.8% in fiscal 1996, to 11.0% in fiscal 2000, the lowest annual unemployment rate in more than two decades. According to the Labor Department's Household Employment Survey, during the first nine months of fiscal 2001, total employment increased 1.0% over fiscal 2000. Total monthly employment averaged 1,160,200 during the first nine months of fiscal 2001, compared to 1,149,700 in the same period of fiscal 2000.

   The Planning Board's gross product forecast for fiscal 2001, made in March 2001, projected an increase of 2.2% over fiscal 2000 and an increase of 2.0% for fiscal 2002. The performance of the economy during fiscal 2001 and 2002 will be effected principally by the performance of the United States economy and by the increase in oil prices and, to a lesser extent, by the level of interest rates. Since

Puerto Rico is heavily dependent on oil imports for its energy needs, if the level of oil prices remain at their current high levels, this may adversely affect economic activity in Puerto Rico during the remainder of fiscal 2001 and during fiscal 2002.

Insurance

   All of the bonds in an insured Trust are, and certain bonds in an uninsured Trust (the "Insured Bonds") may be, insured or guaranteed by American Capital Access Corporation ("ACA"), Asset Guaranty Insurance Co. ("AGI"), Ambac Assurance Corporation ("AMBAC"), Asset Guaranty Reinsurance Company ("Asset Guaranty"), Capital Markets Assurance Corp. ("CAPMAC"), Connie Lee Insurance Company ("Connie Lee"), Financial Guaranty Insurance Company "Financial Guaranty"), Financial Security Assurance Inc. ("FSA"), or MBIA Insurance Corporation ("MBIA") (collectively, the "Insurance Companies"). Insurance policies generally make payments only according to a bond's original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard & Poor's or another acceptable national rating service. Standard & Poor's has assigned an A claims-paying ability to ACA and an AA claims-paying ability to AGI. All of the bonds in an insured Trust will be insured or guaranteed by a AAA-rated insurer as of the Date of Deposit. The ratings are subject to change at any time at the discretion of the rating agencies.

   The cost of this insurance is borne either by the issuers or previous owners of the bonds. The Sponsor does not insure the bonds in conjunction with their deposit in a Trust and makes no representations with regard to the adequacy of the insurance covering any of the Insured Bonds. The insurance policies are non-cancellable and will continue in force so long as the bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on the Insured Bonds. However, the insurance policies do not guarantee the market value of the Insured Bonds or the value of the Units. The above information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

Litigation and Legislation

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from regular federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

Tax Exemption

   From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. See "Taxes" herein for a more detailed discussion concerning the tax consequences of an investment in Units. Holders are urged to consult their own tax advisers.

TAXES

   This is a general discussion of some of the income tax consequences of the ownership of the Units. It applies only to investors who hold the Units as capital assets. It does not discuss rules that apply to investors subject to special tax treatment, such as securities dealers, financial institutions, insurance companies, tax-exempt organizations or anyone who holds the Units as part of a hedge or straddle.

The Bonds

   In the opinions of bond counsel delivered on the dates the Bonds were issued (or in opinions to be delivered, in the case of when issued Bonds), the interest on the Bonds is excludable from gross income for regular federal income tax purposes under the law in effect at that time (except in certain circumstances because of the identity of the holder). However, interest on the Bonds may be subject to state and local taxes. The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made and will not make any review of the procedures for the issuance of the Bonds or the basis for these opinions.

   In the opinions of bond counsel referred to above, none of the interest received on the Bonds at the time of issuance is subject to the alternative minimum tax for individuals. However, the interest is includible in the calculation of a corporation's alternative minimum tax.

   In the case of certain Bonds, the opinions of bond counsel indicate that interest received by a substantial user of the facilities financed with proceeds of the Bonds, or persons related thereto, will not be exempt from regular federal income tax, although interest on those Bonds received by others generally would be exempt. The term substantial user includes only a person whose gross revenue derived with respect to the facilities financed by the issuance of the Bonds is more than 5% of the total revenue derived by all users of those facilities, or who occupies more than 5% of the usable areas of those facilities or for whom those facilities or a part thereof were specifically constructed, reconstructed or acquired. Related persons are defined to include certain related natural persons, affiliated corporations, partners and partnerships. Similar rules may be applicable for state tax purposes.

   The opinions of bond counsel are limited to the law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Interest on some or all of the Bonds may become subject to regular federal income tax, perhaps retroactively to their dates of issuance, as a result of possible changes in federal law or as a result of the failure of issuers (or other users of the proceeds of the bonds) to comply with certain ongoing requirements. Failure to meet these requirements could cause the interest on the Bonds to become taxable, thereby reducing the value of the Bonds, subjecting holders of the Bonds to unanticipated tax liabilities and possibly requiring the Trustee to sell the Bonds at reduced values.

   The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made any investigation as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons' outstanding tax-exempt private activity bonds, or the facilities themselves, and it is not possible to give any assurance that future events will not affect the tax-exempt status of the Bonds.

   From time to time Congress considers proposals to tax the interest on state and local obligations such as the Bonds and it can be expected that similar proposals, including proposals for a flat tax or consumption tax, may be introduced in the future. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted, could adversely affect an investment in Units. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust.

   As of the date of this prospectus, recently passed legislation will phase in lower personal income tax rates under federal law over the next six years. Under lower personal income tax rates on interest income, the benefit of the tax-exempt status of the Bonds held by the Trusts is relatively less than the benefit that would exist under higher tax rates. Investors should be aware of this change in tax rates given that the interest rates on the Bonds generally are lower than interest rates on similar taxable bonds.

   Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

The Trust

   In the opinion of Paul, Hastings, Janofsky & Walker LLP, special counsel for the Sponsor, under existing law as of the date of this Prospectus:

      The Trusts are not associations taxable as corporations for federal income tax purposes, and the interest on the Bonds that is excludible from federal gross income when received by the Trusts will be excludible from the federal gross income of the Holders. Any proceeds paid under the insurance policies described above issued to the Trusts with respect to the Bonds and any proceeds paid under individual policies obtained by issuers of Bonds or other parties that represent maturing interest on defaulted obligations held by the Trusts will be excludible from federal gross income to the same extent as such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations.

      Each Holder will be considered the owner of a pro rata portion of the Bonds and any other assets held in the Trust under the grantor trust rules of the Code. Each Holder will be considered to have received its pro rata share of income from Bonds held by the Trust on receipt by the Trust (or earlier accrual, depending on the Holder's method of accounting and depending on the existence of any original issue discount on the Bonds), and each Holder will have a taxable event when an underlying Bond is disposed of (whether by sale, redemption, or payment at maturity) or when the Holder sells, exchanges or redeems its Units.

   The opinion of Paul, Hastings, Janofsky & Walker LLP, which is set forth above, as to the tax status of the Trusts is not affected by the provision of the Trust Agreement that authorizes the acquisition of Replacement Bonds or by the implementation of the option automatically to reinvest principal and interest distributions from the Trusts pursuant to the Reinvestment Programs, described under "Reinvestment Programs" in this Part B. However, reinvestment does not avoid a taxable event that otherwise occurs.

Other Tax Issues

   The Trust may contain Bonds issued with original issue discount. Holders are required to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of any accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982, and acquired after March 1, 1984. The Trust's tax basis (and the Holder's tax basis) in a Bond is increased by any tax-exempt accrued original issue discount. For Bonds issued after June 9, 1980, that are redeemed prior to maturity, the difference between the Trust's basis, as adjusted, and the amount received will be taxable gain or loss to the Holders.

   Holders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds. It is possible that in determining state and local taxes, interest on tax-exempt bonds issued with original issue discount may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

   The total cost of a Unit to a Holder, including sales charge, is allocated among the Bonds held in the Trust (in proportion to the values of each Bond) in order to determine the Holder's per Unit tax basis for each Bond. The tax basis reduction requirements of the Code relating to amortization of bond premium discussed below will apply separately to the per Unit cost of each such Bond.

   A Holder will be considered to have purchased its pro rata interest in a Bond at a premium when it acquires a Unit if its tax cost for its pro rata interest in the Bond exceeds its pro rata interest in the Bond's face amount (or the issue price plus accrued original issue discount of an original issue discount bond). The Holder will be required to amortize any premium over the period remaining before the maturity or call date of the Bond. Amortization of premium on a Bond will reduce a Holder's tax basis for its pro rata interest in the Bond, but will not result in any deduction from the Holder's income. Thus, for example, a Holder who purchases a Unit at a price that results in a Bond premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Holder is considered to have held such interest.

   Bond premium must be amortized under the method the Holder regularly employs for amortizing bond premium (assuming such method is reasonable). With respect to a callable bond, the premium must be computed with respect to the call price and be amortized to the first call date (and successively to later call dates based on the call prices for those dates).

   Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit is includible in gross income for federal, state and local income tax purposes. That gain (or loss) will be capital gain (or loss), assuming that the Unit is held as a capital asset, except for any accrued interest, accrued original issue discount or accrued market discount. When a Bond is sold by the Trust, taxable gain (or loss) will be realized by the Holder equal the difference between (i) the amount received (excluding the portion representing accrued interest) and (ii) the adjusted basis (including any accrued original issue discount). Taxable gain (or loss) will also result if a Unit is sold or redeemed for an amount different from its adjusted basis to the Holder. The amount received when a Unit is sold or redeemed is allocated among all the Bonds in the Trust in the same manner if the Trust had disposed of the Bonds, and the Holder may exclude accrued interest, including any accrued original issue discount, but not amounts attributable to market discount. The return of a Holder's tax basis is otherwise a tax-free return of capital.

   A Holder may acquire its Units or the Trust may acquire Bonds at a price that represents a market discount for the Bonds. Bonds purchased at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Gain on the disposition of a Bond purchased at a market discount generally will be treated as taxable ordinary income, rather than capital gain, to the extent of any accrued market discount.

   Long-term capital gains realized by non-corporate Holders (with respect to Units and Bonds held for more than one year) will be taxed at a maximum federal income tax rate of 20% (10% if the non-corporate Holder is, and would be after accounting for such gains, eligible for the 15% tax bracket for ordinary income), while ordinary income and short-term capital gains received by non-corporate Holders will be taxed at a maximum federal income tax rate of 39.1%. These rates are scheduled to change over time under recently passed legislation. Beginning in the year 2001, for Holders in the 15% tax bracket for ordinary income (or in the year 2006, for Holders in the 28% or higher tax bracket for ordinary income), capital gains realized with respect to Units and Bonds held for more than five years may be subject to a reduced rate of long-term capital gains tax. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 of capital losses of noncorporate Holders ($1,500 in the case of married individuals filing separate returns) may be deducted against ordinary income. Since the proceeds from the sale of Bonds, under certain circumstances, may not be distributed pro-rata, a Holder's taxable income or gain for any year may exceed its actual cash distributions in that year.

   If the Trust purchases any units of a previously issued unit investment trust series, based on the opinion of counsel with respect to such series the Trust's pro rata ownership interest in the bonds of such series (or any previously issued series) will be treated as though it were owned directly by the Trust.

   Among other things, the Code provides for the following: (1) interest on certain private activity bonds is an item of tax preference included in the calculation of alternative minimum tax, however bond counsel has opined that none of the Bonds in the Trust are covered by this provision; (2) 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in corporate alternative minimum taxable income;
(3) subject to certain exceptions, no financial institution is allowed a deduction for interest expense allocable to tax-exempt interest on bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) an issuer must meet certain requirements on a continuing basis in order for interest on a bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (6) the branch profits tax on U.S. branches of foreign corporations may have the effect of taxing a U.S. branch of a foreign corporation on the interest on bonds otherwise exempt from tax.

   The Code provides that a portion of social security benefits is includible in taxable income for taxpayers whose "modified adjusted gross income" combined with a portion of their social security benefits exceeds a base amount. The base amount is $32,000 for a married couple filing a joint return, zero for married persons filing separate returns and not living apart at all times during the year, and $25,000 for all others. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual's income exceeds this base amount.

   Certain S corporations, with accumulated earnings and profits from years in which they were subject to regular corporate tax, may be subject to tax on tax-exempt interest.

   If borrowed funds are used by a Holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for federal income tax purposes. Fees and expenses of the Trust will also not be deductible. Under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules are applicable for purposes of state and local taxation.

   After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the Trust on the Bonds, the gross proceeds received by the Trust from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the Trust of any Bond), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service. Holders are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year.

EXPENSES AND CHARGES

Initial Expenses

   Investors will reimburse the Sponsor on a per Unit basis, all or a portion of the estimated costs incurred in organizing each Trust including the cost of the initial preparation of documents relating to a Trust, federal and state registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses. The estimated organization costs will be paid to the Sponsor from the assets of a Trust as of the close of the initial public offering period. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor. Any balance of the costs incurred in establishing a Trust, as well as advertising and selling expenses and other out-of-pocket expenses will be paid at no cost to the Trusts.

Fees

   The Trustee's, Evaluator's and Sponsor's fees are set forth under the Summary of Essential Information. The Trustee receives for its services as Trustee payable in monthly installments, the amount set forth under Summary of Essential Information. The Trustee's fee is based on the principal amount of Bonds contained in the Trust during the preceding month. The Trustee also receives benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created under the Indenture.

   The Evaluator's fee, which is earned for Bond evaluations, is received for each evaluation of the Bonds in a Trust as set forth under Summary of Essential Information.

   The Sponsor's fee, which is earned for trust supervisory services, is based on the largest number of Units outstanding during the year. The Sponsor's fee, which is not to exceed the maximum amount set forth under Summary of Essential Information, may exceed the actual costs of providing supervisory services for the Trust. However, at no time will the total amount the Sponsor receives for trust supervisory services rendered to all series of Tax Exempt Securities Trusts in any calendar year exceed the aggregate cost to it of supplying these services in that year. In addition, the Sponsor may also be reimbursed for bookkeeping or other administrative services provided to the Trust in amounts not exceeding its cost of providing those services.

   The fees of the Trustee, Evaluator and Sponsor may be increased without approval of Holders in proportion to increases under the classification "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor.

Other Charges

   The following additional charges are or may be incurred by a Trust: all expenses of the Trustee (including fees and expenses of counsel and auditors) incurred in connection with its activities under the Trust Agreement, including reports and communications to Holders; expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement;

indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust.

   To the extent lawful, the Trust will also pay expenses associated with updating the Trusts' registration statements and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor. Any payments received by the Sponsor reimbursing it for payments made to update Trusts' registration statements will not exceed the costs incurred by the Sponsors.

   The Trusts shall further incur expenses associated with all taxes and other governmental charges imposed upon the Bonds or any part of a Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses. All direct distribution expenses of the Trusts (including the costs of maintaining the secondary market for the Trusts), such as printing and distributing prospectuses, and preparing, printing and distributing any advertisements or sales literature, will be paid at no cost to the Trusts.

PUBLIC OFFERING

Offering Price

   During the initial public offering period, the Public Offering Price of the Units is determined by adding to the Evaluator's determination of the aggregate offering price of the Bonds per Unit a sales charge equal to a percentage of the Public Offering Price of the Units, as set forth in the table below. In addition, during the initial public offering period a portion of the Public Offering Price per Unit also consists of cash in an amount sufficient to pay the per Unit portion of all or a part of the cost incurred in organizing and offering a Trust. After the initial public offering period, the Public Offering Price of the Units of a Trust will be determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds per Unit a sales charge equal to 5.00% of the Public Offering Price (5.263% of the aggregate bid price of the Bonds per Unit). A proportionate share of accrued and undistributed interest on the Bonds in a Trust at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

   During the initial public offering period, the sales charge and dealer concession for the Trusts will be reduced as follows:

                   Percent of   Percent of
                     Public     Net Amount   Dealer
Units Purchased+ Offering Price  Invested  Concession
---------------- -------------- ---------- ----------
       1-99          4.70%        4.932%     $33.00
    100-249          4.25%        4.439%     $32.00
    250-499          4.00%        4.167%     $30.00
    500-999          3.50%        3.627%     $25.00
 1,000 or more       3.00%        3.093%     $20.00

--------
  + The reduced sales charge is also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for one Unit, etc. Units held in the name of the spouse or child under the age of 21 of the purchaser are deemed to be registered in the name of the purchaser for purposes of calculating the applicable sales charge.

   The Holders of Units of any unit investment trust (the "Exchangeable Series") may exchange Units of the Exchangeable Series for Units of a Trust of this Series at their relative net asset values, subject to a fixed sales charge of $25 per Unit. See "Exchange Option" herein.

   The Sponsor may at any time change the amount by which the sales charge is reduced, or discontinue the discount completely.

   Employees of the Sponsor and its subsidiaries, affiliates and employee-related accounts may purchase Units at a Public Offering Price equal to the Evaluator's determination of the aggregate offering price of the Bonds per Unit plus a sales charge of .50%. In addition, during the initial public offering period a portion of the Public Offering Price per Unit also consists of cash in an amount sufficient to pay the per Unit portion of all or a part of the cost incurred in organizing and offering a Trust. After the initial public offering period such purchases may be made at a Public Offering Price equal to the Evaluator's determination of the aggregate bid price of the Bonds per Unit plus a sales charge of .50%. Sales through such plans to employees of the Sponsor result in less selling effort and selling expenses than sales to the general public. Participants in the Smith Barney Asset OneSM Program and in the Reinvestment Program of any series of the Trust may purchase Units at a Public Offering Price equal to the Evaluator's determination of the aggregate offering price of the Bonds (plus cash held by the Trust for organization and offering costs) per Unit during the initial offering period and after the initial offering period at a Public Offering Price equal to the Evaluator's determination of the aggregate bid price of the Bonds per Unit. Participants in the Smith Barney Asset OneSM Program are subject to certain fees for specified securities brokerage and execution services.

Method of Evaluation

   During the initial public offering period, the aggregate offering price of the Bonds is determined by the Evaluator (1) on the basis of current offering prices for Bonds, (2) if offering prices are not available for any Bonds, on the basis of current offering prices for comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations are made each business day as of the Evaluation Time set forth in the Summary of Essential Information. Following the initial public offering period, the aggregate bid price of the Bonds will be determined by the Evaluator (1) on the basis of the current bid prices for the Bonds, (2) if bid prices are not available for any Bonds, on the basis of current bid prices of comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations will be made each business day as of the Evaluation Time set forth in the Summary of Essential Information. The term "business day," as used herein shall exclude Saturdays, Sundays and any day on which the New York Stock Exchange is closed. The difference between the bid and offering prices of the Bonds may be expected to average approximately 1 1/2% of principal amount of the Bonds. In the case of actively traded securities, the difference may be as little as 1/2 of 1%, and in the case of inactively traded securities such difference will usually not exceed 3%. On the Date of Deposit for each Trust the aggregate current offering price of such Bonds per Unit exceeded the bid price of such Bonds per Unit by the amounts set forth under Summary of Essential Information.

Distribution of Units

   During the initial public offering period Units of a Trust will be distributed to the public at the Public Offering Price through the Underwriters and dealers. The initial public offering period is 30 days unless all Units of a Trust are sold prior thereto, in which case the initial public offering period terminates with the sale of all Units. So long as all Units initially offered have not been sold, the Sponsor may extend the initial public offering period for up to four additional successive 30-day periods. Upon completion of the initial public offering, Units which remain unsold or which may be acquired in the secondary market may be offered by this Prospectus at the Public Offering Price determined in the manner provided for secondary market sales.

   It is the Sponsor's intention to qualify Units of a Trust for sale through the Underwriters and dealers who are members of the National Association of Securities Dealers, Inc. Units of a State Trust will be offered for sale only in the State for which the Trust is named, except that Units of a New York Trust will also be offered for sale to residents of the State of Connecticut, the State of Florida and the Commonwealth of Puerto Rico. Units will initially be sold to dealers at prices which represent a concession equal to the amount designated in the tables under "Public Offering--Offering Price." The Sponsor reserves the right to change the amount of the concession to dealers from time to time and to vary the amount of the concession to affiliated dealers. After the initial offering period the dealer concession is negotiated on a case-by-case basis.

   Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Holder or become entitled to exercise the rights of a Holder (including the right to redeem his Units) until he has paid for his Units. Generally, such payment must be made within five business days after an order for the purchase of Units has been placed. The price paid by a Holder is the Public Offering Price in effect at the time his order is received, plus accrued interest. This price may be different from the Public Offering Price in effect on any other day, including the day on which he made payment for the Units.

Market for Units

   While the Sponsor is not obligated to do so, its intention is to maintain a market for the Units of a Trust and to continuously offer to purchase such Units at prices based upon the aggregate bid price of the underlying Bonds. The Sponsor may cease to maintain such a market at any time and from time to time without notice if the supply of Units of a Trust of this Series exceeds demand or for any other reason. In this event the Sponsor may nonetheless purchase Units at prices based on the current Redemption Price of those Units. In the event that a market is not maintained for the Units of a Trust, a Holder desiring to dispose of its Units may be able to do so by tendering such Units to the Trustee for redemption at the Redemption Price.

Exchange Option

   Holders may exchange their Units of this Series for Units of any series of Tax Exempt Securities Trust (the "Exchange Trust") available for sale in the state in which the Holder resides. Such exchange will be at a Public Offering Price for the Units of the Exchange Trust to be acquired based on a fixed sales charge of $25 per Unit. The terms of the Exchange Option will also apply to Holders who wish to exchange Units of an Exchangeable Series for Units of a Trust of this Series. The Sponsor reserves the right to modify, suspend or terminate this plan at any time without further notice to Holders. Therefore, there is no assurance that the Exchange Option will be available to a Holder. Exchanges will be effected in whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of Units being acquired, the exchanging Holder will be permitted to add cash in an amount to round up to the next highest number of whole Units.

   An exchange of Units pursuant to the Exchange Option for units of an Exchange Trust, or Units of an Exchangeable Series for Units of a Trust, will generally constitute a taxable event under the Code, i.e., a Holder will recognize a gain or loss at the time of exchange. However, an exchange of Units of this Trust for Units of any other series of the Tax Exempt Securities Trust, or Units of an Exchangeable Series for Units of a Trust of this Series, which are grantor trusts for U.S. federal income tax purposes, will not constitute a taxable event to the extent that the underlying securities in each trust do not differ materially either in kind or in extent. Holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

   Units of the Exchange Trust or a Trust of this Series will be sold under the Exchange Option at the bid prices (for trusts being offered in the secondary market) and offer prices (for trusts being offered in the primary market) of the underlying securities in the particular portfolio involved per Unit plus a fixed charge of $25 per Unit. Sales to dealers will be made at prices which represent a concession. The amount of the concession will be established at the time of sale by the Sponsor. As an example, assume that a Holder, who has three Units of a trust with a current price of $1,020 per Unit based on the bid prices of the underlying securities, desires to exchange his Units for Units of a series of an Exchange Trust with a current price of $880 per Unit based on the bid prices of the underlying securities. In this example, the proceeds from the Holder's Units will aggregate $3,060. Since only whole Units of an Exchange Trust or a Trust of this Series may be purchased under the Exchange Option, the Holder would be able to acquire three Units in the Exchange Trust for a total cost of $2,715 ($2,640 for the Units and $75 for the sales charge) and would receive the remainder of his proceeds ($345) in cash. The Holder, at his option, could also decide to add $560 ($535 for the Unit and $25 for the sales charge) to the remaining cash balance and purchase another Unit of the Exchange Trust as explained in the first paragraph of this section.

Reinvestment Programs

   Distributions of interest and/or principal are made to Holders monthly. The Holder has the option of either receiving a monthly income check from the Trustee or participating in one of the reinvestment programs offered by the Sponsor provided such Holder meets the minimum qualifications of the reinvestment program and such program lawfully qualifies for sale in the jurisdiction in which the Holder resides. Upon enrollment in a reinvestment program, the Trustee will direct monthly interest distributions and principal distributions to the reinvestment program selected by the Holder. Since the Sponsor has arranged for different reinvestment alternatives Holders should contact the Sponsor for more complete information, including charges and expenses. The appropriate prospectus will be sent to the Holder. The Holder should read the prospectus for a reinvestment program carefully before deciding to participate. Participation in the reinvestment program will apply to all Units of a Trust owned by a Holder and may be terminated at any time by the Holder. The program may also be modified or terminated by the Trustee or the program's Sponsor.

Sponsor's and Underwriters' Profits

   The Underwriters receive a commission based on the sales charge of a particular Trust as adjusted pursuant to the agreement among Underwriters. The Sponsor receives a gross commission equal to the applicable sales charge for any Units they have underwritten, and receive the difference between the applicable sales charge and the Underwriter's commission for the remainder of the Units. In addition, the Sponsor may realize profits or sustain losses in the amount of any difference between the cost of the Bonds to a Trust and the purchase price of such Bonds to the Sponsor. Under certain circumstances, an Underwriter may be entitled to share in such profits, if any, realized by the Sponsor. The Sponsor may also realize profits or sustain losses with respect to Bonds deposited in a Trust which were acquired from its own organization or from underwriting syndicates of which it was a member. During the initial public offering period the Underwriters also may realize profits or sustain losses as a result of fluctuations after the Date of Deposit in the offering prices of the Bonds and hence in the Public Offering Price received by the Underwriters for Units. Cash made available to the Sponsor prior to the anticipated first settlement date for the purchase of Units may be used in the Sponsor's businesses to the extent permitted by applicable regulations.

   In maintaining a market for the Units the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which they buy such Units and the price at which they resell or redeem such Units.

RIGHTS OF HOLDERS

Certificates

   Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

   Certificates may be issued in denominations of one Unit or any multiple thereof. A Holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

   Interest and principal received by a Trust will be distributed on each monthly Distribution Date on a pro rata basis to Holders of record in such Trust as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Holders on previous Distribution Dates.

   The Trustee will credit to the Interest Account of a Trust all interest received by such Trust, including that part of the proceeds of any disposition of Bonds of such Trust which represents accrued interest. Other receipts will be credited to the Principal Account of a Trust. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit of a Trust will be computed by the Trustee each month as of the Record Date. Proceeds received from the disposition of any of the Bonds subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to the Holders as of each Record Date will be made on the following Distribution Date or shortly thereafter. Such distributions shall consist of an amount substantially equal to one-twelfth of such Holders' pro rata share of the estimated annual income to the Interest Account after deducting estimated expenses (the "Monthly Income Distribution") plus such Holders' pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $5.00 per Unit. The Monthly Income Distribution per Unit initially will be in the amount shown under Summary of Essential Information for a Trust. The Monthly Income Distribution will change as the income and expenses of such Trust change and as Bonds are exchanged, redeemed, paid or sold.

   Normally, interest on the Bonds is paid on a semi-annual basis. Because Bond interest is not received by a Trust at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. In order to eliminate fluctuations in Monthly Income Distributions resulting from such variances, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide Monthly Income Distributions of approximately equal amounts. The Trustee will then be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date. If all or a portion of the Bonds for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup such advances by reducing the amount distributed per Unit in one or more Monthly Income Distributions. If Units are redeemed subsequent to such advances by the Trustee, each remaining Holder will be subject to a greater pro rata reduction in his Monthly Income Distribution. To the extent it is unable to recoup advances from the Interest Account, the Trustee is also entitled to withdraw from the Principal Account. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Holders and are available for use by JPMorgan Chase Bank pursuant to normal banking procedures. The Trustee is entitled to the benefit of any reasonable cash balances in the Income and Principal Accounts. Because of the varying interest payment dates of the Bonds, accrued interest may at any point in time be greater than the amount of interest distributed to Holders. This excess accrued but undistributed interest amount will be added to the value of the Units on any purchase made after the Date of Deposit. If a Holder sells all or a portion of his Units, a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest. Similarly, if a Holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include his accrued interest on the Bonds.

   As of the first day of each month the Trustee will deduct from the Interest Account of a Trust amounts necessary to pay the expenses of such Trust. To the extent there are not sufficient funds in the Interest Account to pay Trust expenses, the Trustee is also entitled to withdraw from the Principal Account. The Trustee also may withdraw from the accounts such amounts it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee returns any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee.

   The Trustee has agreed to advance to a Trust the amount of accrued interest due on the Bonds from their respective issue dates or previous interest payment dates through the Date of Deposit. This accrued interest amount will be paid to the Sponsor as the holder of record of all Units on the first settlement date for the Units. Consequently, when the Sponsor sells Units of a Trust, the amount of accrued interest to be added to the Public Offering Price of the Units purchased by an investor will include only accrued interest from the day after the Date of Deposit through the date of settlement of the investor's purchase (normally three business days after purchase), less any distributions from the Interest Account. The Trustee will recover its advances to a Trust (without interest or other cost to such Trust) from interest received on the Bonds deposited in such Trust.

Reports and Records

   The Trustee shall furnish Holders in connection with each distribution a statement of the amount of interest and the amount of other receipts which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the issuer of any of the Bonds fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a monthly distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the issuer and the Bond, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate principal amount of Bonds which such Bond represents and information regarding any disposition or legal action with respect to such Bond. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Holder of record, a statement (1) as to the Interest Account: interest received, deductions for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of a Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account. The accounts of a Trust shall be audited not less frequently than annually by independent auditors designated by the Sponsor, and the report of such auditors shall be furnished by the Trustee to Holders upon request.

   The Trustee shall keep available for inspection by Holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Holders, certificates issued or held, a current list of Bonds in the Portfolio of a Trust and a copy of the Trust Agreement.

Redemption of Units

   Units may be tendered to the Trustee for redemption at its unit investment trust office at 4 New York Plaza, New York, New York 10004, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

   Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer. Holders must sign exactly as their name appears on the face of the certificate with the signature guaranteed by an officer of a national bank or trust company or by a member of either the New York, Midwest or Pacific Stock Exchange. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

   Within seven calendar days following such tender, the Holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except as regards Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading.

   Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemption. Such sales could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of a Trust will be reduced.

   The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

Computation of Redemption Price per Unit

   The Redemption Price per Unit of a Trust is determined by the Trustee on the basis of the bid prices of the Bonds in such Trust as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit of a Trust is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Bonds in such Trust on the bid side of the market (determined by the Evaluator as set forth below), (2) cash on hand in such Trust (other than funds covering contracts to purchase Bonds), and accrued and unpaid interest on the Bonds as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of such Trust, (b) the accrued expenses of such Trust, and (c) cash held for distribution to Holders of such Trust of record as of a date prior to the evaluation. As of the close of the initial public offering period the Redemption Price per Unit will be reduced to reflect the organization costs per Unit of a Trust. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust.

Purchase by the Sponsor of Units Tendered for Redemption

   The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor maintains a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee. Such a purchase by the Sponsor will be at the price so bid by making payment to the Holder in an amount not less than the Redemption Price and not later than the day on which the Units would otherwise have been redeemed by the Trustee.

   The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. Any profit resulting from the resale of such Units will belong to the Sponsor. The Sponsor likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units.

SPONSOR

   Salomon Smith Barney Inc. ("Salomon Smith Barney"), was incorporated in Delaware in 1960 and traces its history through predecessor partnerships to 1873. On September 1, 1998, Salomon Brothers Inc. merged with and into Smith Barney Inc. ("Smith Barney") with Smith Barney surviving the merger and changing its name to Salomon Smith Barney Inc. The merger of Salomon Brothers Inc. and Smith Barney followed the merger of their parent companies in November 1997. Salomon Smith Barney, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Salomon Smith Barney is an indirect wholly-owned subsidiary of Citigroup Inc. Salomon Smith Barney or an affiliate is investment adviser, principal underwriter or distributor of 60 open-end investment companies and investment manager of 12 closed-end investment companies. Salomon Smith Barney also sponsors all Series of Corporate Securities Trust, Government Securities Trust, Harris, Upham Tax-Exempt Fund and Tax Exempt Securities Trust, and acts as sponsor of most Series of Defined Assets Funds.

Limitations on Liability

   The Sponsor is liable for the performance of its obligations arising from its responsibilities under the

Trust Agreement, but will be under no liability to Holders for taking any action or refraining from any action in good faith or for errors in judgment. The Sponsor shall also not be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

   Although the Trusts are not actively managed as mutual funds are, the portfolios are reviewed periodically on a regular cycle. The Sponsor is empowered to direct the Trustee to dispose of Bonds when certain events occur that adversely affect the value of the Bonds. Such events include: default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue Bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interests of the Holders. The Sponsor intends to provide Portfolio supervisory services for each Trust in order to determine whether the Trustee should be directed to dispose of any such Bonds.

   It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan. However, the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the judgment of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future.

   Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds the Trustee is required to give notice thereof to each Holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by a Trust of any securities other than the Bonds initially deposited in the Trust is prohibited.

Resignation

   If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trusts.

TRUSTEE

   The Trustee is JPMorgan Chase Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017, and its unit investment trust office at 4 New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Company and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Bonds deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Bonds and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Limitations on Liability

   The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

Resignation

   By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If no successor has accepted the appointment within thirty days after notice of resignation, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

EVALUATOR

   The Evaluator is Kenny S&P Evaluation Services, a division of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc., with main offices located at 65 Broadway, New York, New York 10006.

Limitations on Liability

   The Trustee, Sponsor and Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determination by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

   The Trust Agreement requires the Evaluator to evaluate the Bonds of a Trust on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit of such Trust is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor.

Resignation

   The Evaluator may resign or may be removed by the joint action of the Sponsor and the Trustee. Should such removal occur, the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

Amendment

   The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interests of the Holders. However, the Trust Agreement may not be amended to increase the number of Units issuable or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in a Trust. In the event of any amendment, the Trustee is obligated to notify promptly all Holders of the substance of such amendment.

Termination

   The Trust Agreement provides that if the principal amount of Bonds held in Trust is less than 50% of the principal amount of the Bonds originally deposited in such Trust, the Trustee may in its discretion and will, when directed by the Sponsor, terminate such Trust. A Trust may be terminated at any time by 100% of the Holders. However, in no event may a Trust continue beyond the Mandatory Termination Date set forth under "Summary of Essential Information." In the event of termination, written notice thereof will be sent by the Trustee to all Holders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the affected Trust. Then after paying all expenses and charges incurred by such Trust, the Trustee will distribute to each Holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Account of such Trust.

MISCELLANEOUS

Legal Opinion

   The legality of the Units has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, as special counsel for the Sponsor.

Auditors

   The statements of financial condition and portfolios of securities included in this Prospectus have been audited by KPMG LLP, independent auditors, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

Performance Information

   Sales material may compare tax-equivalent yields of long-term municipal bonds to long-term U.S. Treasury bonds and to the Bond Buyer Revenue Bond Index. Such information is based on past performance and is not indicative of future results. Yields on taxable investment are generally higher than those of tax-exempt securities of comparable maturity. While income from municipal bonds is exempt from federal income taxes, income from Treasuries is exempt from state and local taxes. Since Treasuries are considered to have the highest possible credit quality, the difference in yields is somewhat narrower than if compared to corporate bonds with similar ratings and maturities.

BOND RATINGS+

   All ratings shown under Part A, "Portfolio of Securities", except those identified otherwise, are by Standard & Poor's.

Standard & Poor's

   A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees. The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer and

--------
+ As described by the rating agencies.

obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

      I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      II. Nature of and provisions of the obligation; and

      III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

   AA--Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

   A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

   Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

   Conditional rating(s), indicated by "Con" are given to bonds for which the continuance of the security rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

Moody's

   A brief description of the applicable Moody's rating symbols and their meanings is as follows:

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the

Aaa group they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Rating symbols may include numerical modifiers "1," "2," or "3." The numerical modifier "1" indicates that the security ranks at the high end, "2" in the mid-range, and "3" nearer the low end of the generic category. These modifiers of rating symbols "Aa," "A" and "Baa" are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Fitch

   A brief description of the applicable Fitch's rating symbols and their meanings is as follows:

   AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

   A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

   A "+" or a "-" sign after a rating symbol indicates relative standing in its rating.

Duff & Phelps

   A brief description of the applicable Duff & Phelps' rating symbols and their meanings is as follows:

   AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

   AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

   A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

   A "+" or a "-" sign after a rating symbol indicates relative standing in its rating.

FEDERAL TAX FREE VS. TAXABLE INCOME

   This table shows the approximate yields which taxable securities must earn in various income brackets to produce, after federal income tax, returns equivalent to specified tax-exempt bond yields. The table is computed on the theory that the taxpayer's highest bracket tax rate is applicable to the entire amount of any increase or decrease in his taxable income resulting from a switch from taxable to tax-exempt securities or vice versa. The table reflects projected effective federal income tax rates and tax brackets for the 2001 taxable year based on the statutory rates in the recently passed legislation. These rates are subject to change and lower rates are scheduled to be phased in over the next six years under such recently passed legislation. Because the federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may vary somewhat from those indicated in the table. Use this table to find your tax bracket. Read across to determine the approximate taxable yield you would need to equal a return free of federal income tax.

2001 Tax Year
--------------------------------------------------------------------------------

     Taxable Income Bracket                              Tax Exempt Yield
                                  Federal Effective
                                    Tax    Federal
  Joint Return    Single Return   Bracket Tax Rate  4.00% 4.50% 5.00% 5.50%  6.00%  6.50%
                                                     Taxable Equivalent Yield
------------------------------------------------------------------------------------------
$      0- 12,000 $      0-  6,000  10.00%   10.00%  4.44% 5.00% 5.56% 6.11%  6.67%  7.22%
$ 12,001- 45,200 $  6,001- 27,050  15.00    15.00   4.71  5.29  5.88  6.47   7.06   7.65
$ 45,201-109,250 $ 27,051- 65,550  28.00    28.00   5.56  6.25  6.94  7.64   8.33   9.03
$109,251-132,950 $ 65,551-132,950  31.00    31.00   5.80  6.52  7.25  7.97   8.70   9.42
$132,951-166,500 $132,951-136,750  31.00    31.93   5.88  6.61  7.35  8.08   8.81   9.55
$166,501-297,350 $136,751-297,350  36.00    37.08   6.36  7.15  7.95  8.74   9.54  10.33
Over $297,350    Over $297,350     39.10    40.27   6.70  7.53  8.37  9.21  10.05  10.88
------------------------------------------------------------------------------------------

Note: This table reflects the following:
   1 Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer's AGI over $132,950, or (ii)
     80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined federal and state tax rates through the use of higher effective federal tax rates. In addition, the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $199,450 for married taxpayers filing a joint tax return and $132,950 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
   2 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table. 3 The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
   4 Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

PROSPECTUS--Part C:
________________________________________________

Note: Part C of this Prospectus may not be
distributed unless accompanied by Parts A and B.
________________________________________________

TAX EXEMPT SECURITIES TRUST--THE STATE TRUSTS

   Potential purchasers of the Units of a State Trust should consider the fact that the Trust's Portfolio consists primarily of Bonds issued by the state for which such State Trust is named or its municipalities or authorities and realize the substantial risks associated with an investment in such Bonds. Each State Trust is subject to certain additional risk factors. The Sponsor believes the discussions of risk factors summarized below describe some of the more significant aspects of the State Trusts. The sources of such information are the official statements of issuers as well as other publicly available documents. While the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects. Investment in a State Trust should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates.

California Trust

Risk Factors--The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of California issuers, the latest of which is dated November 21, 2001, however, it has not been updated since that time. The Sponsor has not independently verified the information. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.

   General Economic Conditions

   The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries are sensitive to trade disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption.

   A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by, a significant downturn in the performance of the stock markets.

   It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local government budgets.

   Prior Years' Financial Results. Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred at the end of each of the last five fiscal years.

   Fiscal Year 2001-02 Budget. The 2001-02 Governor's Budget released on January 10, 2001, provided updated 2000-01 revenue and expenditure estimates. These estimates were further updated on May 14, 2001, with the release of the May Revision to the Governor's Budget (the "May Revision").

   The 2001-02 Governor's Budget estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

   The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projects General Fund revenues in 2001-02 will be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates and $4.3 billion below the estimate in the 2001-02 Governor's Budget. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth, and a severe decline in capital gains and stock option income, which is included in personal income tax statistics. Lower corporate earnings are projected to result in a drop in the corporate income tax, and sales taxes are projected to increase slightly.

   The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001. The spending plan for 2001-02 includes General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilizes more than half of the budget surplus as of June 30, 2001, but still leaves a projected balance in the Special Fund for Economic Uncertainties (the ''SFEU'') at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumes that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest. The 2001 Budget Act also includes Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State issued approximately $5.7 billion of revenue anticipation notes on October 4, 2001, as part of its cash management program.

   Since the enactment of the 2001 Budget Act, the Governor has signed into law several spending bills or tax credits totaling an estimated $110 million for the General Fund for 2001-02, which would, in the absence of offsetting expenditure reductions, reduce the budgeted reserve in the SFEU of $2.6 billion.

   Recent Events. The terrorist attacks of September 11, 2001, have resulted in increased uncertainty regarding the economic outlook for the State. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth.

   Information released by the State in November 2001 indicated that the State's economy had been slowing prior to September 11, 2001, particularly in the high technology sector centered in the Silicon Valley and in the construction sector. The State's economy showed further weakness after that date and the prospect of a prompt recovery were dimmed as a result of the attacks. It now appears likely that there will be continued weakness through at least the first half of next year.

   The slowdown in the economy, combined with the weakness in the stock market, has resulted in a dramatic decline in State revenues compared to the estimates made in July 2001. Based on the estimates of the Department of Finance, General Fund revenues were $614 million below projections for May and June 2001. For July through October of 2001, agency cash receipts were $827 million below projections, with personal income tax receipts representing $698 million of the current fiscal shortfall. In addition, after enactment of the 2001 Budget Act, the State signed into law several additional spending bills or tax cuts with an estimated $95 million impact on the General Fund in 2001-02.

   In October 2001, in response to the weak revenue results, the Governor announced a hiring freeze for most State positions and directed State agencies to make cuts in operating expenses totaling at least $150 million in 2001-02 expenditures. The Governor also asked agencies to prepare for cuts of up to 15 percent in expenditures in the 2002-03 fiscal year budget. On November 14, 2001, the Governor sent a letter to all State departments and agencies directing them to immediately freeze spending on a list of programs and projects with budgets totaling almost $2.25 billion, pending action by the Legislature.

   Also, on November 14, 2001, the Legislative Analyst released a report containing budget estimates through 2007. The report included an estimate that, because of the economic slowdown and a projected severe drop in capital gains and stock option activity, General Fund revenues for the 2001-02 fiscal year would be approximately $68.3 billion, $6.8 billion lower than the estimate made for the 2002 Budget Act.

   Future Budgets. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

   Recent Developments Regarding Energy

   In mid-2000, wholesale electricity prices in California began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities ("IOUs") had previously been frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity. In January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California's IOUs was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency.

   The DWR began selling electricity to 10 million retail electric customers in California in January 2001. The DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions.

   Between January 17, 2001, and October 31, 2001, DWR committed approximately $11.5 billion under the power supply program. The power supply program has been financed by unsecured interest-bearing loans from the General Fund of the State aggregating $6.1 billion, secured loans from banks and other financial institutions aggregating $4.1 billion and DWR revenues from power sales to customers aggregating $2.7 billion through October 31, 2001. DWR projects that its funds on hand and projected revenues appear to be sufficient to finance the power supply program. The secured loans are not general obligations of the State. As of October 31, 2001, $1.4 billion of proceeds from the secured loans had not been contractually encumbered. An event of noncompliance occurred under the secured loans because the DWR and the California Public Utilities Commission (the "CPUC") did not enter a rate agreement by October 31, 2001, causing an increase in the loans' interest rate.

   The secured loans were arranged in contemplation of a proposed sale of DWR revenue bonds. Net proceeds of such bonds are required to be used first to repay the secured loans, and second to repay the State loans and provide working capital under the power supply program. DWR is authorized to issue up to $13.4 billion aggregate principal amount of revenue bonds to finance and refinance the power supply program. The bonds are to be limited obligations of DWR payable solely from revenues and other funds held under the revenue bond trust indenture, after provision is made for the payment of power purchase costs and other operating expenses of the power supply program. Completion of the DWR bond sales has been delayed by a number of factors, including potential legal challenges. These delays have moved the earliest potential bond sale date to 2002, and as of November 21, 2001, there is no proposed schedule for the sale.

   DWR's power supply program is designed to cover the electricity shortfall until December 31, 2002. Thereafter and until the DWR revenue bonds are retired, DWR will sell electricity purchased under long-term contracts to customers. The Administration and the CPUC are developing plans to have the Utilities purchase the residential net short after DWR is no longer authorized to do so. Alternatively, it is possible that the power supply program will be extended by legislation or that another State agency will be authorized to develop a successor program.

   The CPUC establishes the retail rates of the State's IOUs, and has authorized substantial rate increases in 2001, but has not yet set the respective rates for the DWR and the IOUs, which are currently in dispute.

   A number of lawsuits have been filed concerning various aspects of the energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the IOUs and the California Independent System Operator; continuing contractual obligations of certain small independent power generators; and antitrust and fraud claims against various parties. These actions do not seek a judgment against the State's General Fund, and in some cases, neither the State nor the DWR is even a party to these actions. However, adverse rulings in certain of these matters may affect power costs borne by the DWR power supply program described above.

   Since January 2001, the State has implemented a number of steps to respond to the energy problem, including expediting power plant constructions and other means of increasing electricity supplies, implementing vigorous energy conservation programs, and entering into long-term power supply and natural gas supply contracts to reduce reliance on spot markets. The Administration believes the combination of these steps, along with moderate temperatures, allowed the State to avoid any electricity interruptions during the peak summer energy demand season.

   While the State hopes that the measures described above, coupled with conservation, load management and improved energy efficiency, will mitigate future disruptions of the supply of electricity to the public and avoid them in the longer term, lower wholesale power prices and promote the financial recovery of the IOUs, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

   State Indebtedness

General Obligation Bonds. As of September 1, 2001, the State had approximately $23.2 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $10.9 billion remained unissued as of that date.

   Ratings. As of November 27, 2001, the State's general obligation bonds were rated A1 by Moody's, A+ by Standard & Poor's, and AA by

Fitch. Standard & Poor's lowered its rating of the State's general obligation bonds from AA to A+ in April 2001, citing the mounting and uncertain cost to the State of the current electrical power crisis, as well as its likely long-term detrimental effect on the State's economy. During that same month Fitch placed the State's general obligation bonds on a negative rating watch. Moody's lowered its rating of the State's general obligation bonds from Aa2 to Aa3 in May 2001 because of the financial risks associated with the energy crisis and trends in the broader U.S. and California economies, and to A1 in November 2001, citing the expectation that the State's General Fund budget and liquidity position will weaken substantially over the next eighteen months, in light of weakness in the technology sector of the State's economy, greatly reduced State revenue projections and the likelihood that the State will have great difficulty reaching consensus on the necessary fiscal adjustments during its upcoming budget session. On June 28, 2001, Standard & Poor's removed California's debt ratings from credit watch and affirmed the State's general obligation bonds ratings. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Commercial Paper Program. Pursuant to the terms of the bank credit agreement presently in effect supporting the general obligation commercial paper program, not more than $1.5 billion of general obligation commercial paper notes may be outstanding at any time; this amount may be increased or decreased in the future. As of September 1, 2001, the Finance Committees had authorized the issuance of up to approximately $4.1 billion of commercial paper notes; as of that date approximately $0.8 billion aggregate principal amount of general obligation commercial paper notes was outstanding.

   Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. As of September 1, 2001, the State had approximately $6.3 billion of outstanding lease purchase debt.

   Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable for the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $29.0 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of September 1, 2001.

   Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State did not issue any revenue anticipation notes for the 2000-01 fiscal year. The State issued $5.7 billion of 2001-02 Revenue Anticipation Notes on October 4, 2001, to mature on June 28, 2002. As the time of the issuance of these notes, the State projected that there would be sufficient monies in the General Fund at June 28, 2002, including available internal borrowings from State special funds, to pay the notes even if the General Fund did not receive payment of the $6.3 billion for money loaned to the DWR power supply program described below.

Local Government

   The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,900,000 (Los Angeles).

Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 475 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

   Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

   On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIII C and XIII D into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval.

   Constitutional and Statutory Limitations; Recent Initiatives; Pending Legislation

   The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

   Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds. There are various types of appropriations excluded from the Appropriations Limit.

   The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

   The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

   On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-14 schools.

   Substantially increased General Fund revenues in the fiscal years 1994-95 through 2000-01 have resulted in significant increases in the level of Proposition 98 appropriations budgeted for those years. Since the release of the Governor's Budget in January 2001, the projected level of revenue available to the State for fiscal year 2001-02 has declined precipitously. Despite this decline in the calculated minimum guarantee, the Governor's May Revision for the 2001-02 Budget funds K-14 education at more than $4.5 billion above the minimum level and less than one percent under the level proposed in the Governor's Budget released in January 2001. Total funding for K-14, including prior year adjustments due to census changes, yields a funding level of more than $45.4 billion or $7,002 per pupil at the K-12 level.

   Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the Bonds in the California Trust portfolio.

   Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

   Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

   Pending Litigation

   The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

California Taxes--

   In the opinion of Paul, Hastings, Janofsky & Walker LLP, special counsel for the Sponsor under existing California law:

      The California Trust will not be treated as an association taxable as a corporation. Accordingly, interest on Bonds received by the California Trust that is exempt from personal income taxes imposed by or under the authority of the State of California will be treated for California income tax purposes in the same manner as if received directly by the Unit Holders.

      Each Holder of the California Trust will recognize gain or loss when the California Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or upon the Holder's sale or other disposition of a Unit. The amount of gain or loss for California income tax purposes will generally be calculated pursuant to the Code, certain provisions of which are incorporated by reference under California law.

Florida Trust

Risk Factors--

   Population

   In 1980, Florida was the seventh most populous state in the U.S. Florida has grown dramatically since then and as of April 1, 2000, ranks fourth with an estimated population of 15.98 million.

  . The U.S. average population increase since 1990 is about 1.0% annually, while Florida's average increase is about 1.8% annually.

  . From 1990 to 2000, 84% of Florida's population growth was due to more people moving into Florida than moved out. The remaining 16% was due to the excess of births over deaths.

  . Approximately one-third of the population increase due to the net in-migration was due to people moving to Florida from foreign countries, and the other two-thirds was due to people moving from other states.

  . Approximately 60% of Florida's total population is at the working age (18-64). This share is not expected to increase significantly in the next decade.

  . However, the percentage of Florida residents aged 85 and older was projected to increase by 29% between 1995 and 2000 and by another 23% between 2000 and 2005.

   Income

  .  Personal income in Florida has been growing steadily the last decade.

  . Florida's real income per person has tracked closely with the U.S. average and has tracked above the southeast.

  . Since 1992, however, Florida's real income per person has been consistently slightly below that of the U.S.

   Florida has a proportionately greater retirement age population than most states. As a result, property income (dividends, interest, and rent), and transfer payments (for example, Social Security and pension benefits) are relatively more important sources of income to persons residing in Florida. Transfer payments are typically less sensitive to the ups and downs of the economy than wages and salaries and other employment income and, therefore, act as a stabilizing force in weak economic periods.

   The personal income of residents of the various states in the U.S. is frequently used to make comparisons among the various states. However, using personal income to compare Florida to other states can be misleading. Florida's personal income is systematically underestimated. Contributions by employers to employees' pension, profit sharing, and other retirement plans are included in personal income of that employee while the employee is working and earning wages and salary. When those same employees retire, to avoid double accounting, retirement payments to them from those retirement plans are excluded in computing personal income. Florida retirees are more likely to be collecting retirement benefits that they earned in a state other than Florida. As a result, Florida personal income is underestimated.

  .  Florida has no personal income tax.

  .  Florida's real income per person in 1999 was $28,023.

  . The U.S. average real income per person in 1999 was slightly higher at $28,542.

  . Real income per person in the southeast United States in 1999 was significantly lower at $25,703.

  . Florida real income per person is forecasted to increase 3.4% in the fiscal year ended June 30, 2001*, and 2.9% in the fiscal year ending June 30, 2002.

  . Total Florida real income increased 3.7% from 1999 to 2000, and is projected to increase 5.1% in the fiscal year ended June 30, 2001, and 4.6% in the fiscal year ending June 30, 2002.

  . The national economic forecast indicates slower growth during the next two fiscal years. While the Florida economy will also slow, it is expected to continue outperforming the U.S. economy.

   Employment

  . Since 1990, Florida's working age population (age 18-64) has increased approximately 17%, while the number of employed persons in Florida increased approximately 20.2%.

  . Florida is gradually becoming less dependent on employment related to construction, agriculture, or manufacturing, and more dependent on employment related to trade and services.

  . In 1998, 13 of the 20 public companies in Florida generating the most revenue were Fortune 500 companies with headquarters in Florida.

   In 1998, services constituted 36% and trade constituted 25.5% of Florida's total non-farm jobs. The U.S., however, continues to have a greater percentage of manufacturing jobs than Florida. Manufacturing jobs tend to pay higher wages, but service jobs can also pay well and tend to be less sensitive to swings in the business cycle. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These type of manufacturing jobs tend to be less cyclical.

  . From 1990 to 1994, Florida's unemployment rate was consistently slightly higher than that of the U.S.

  . From 1994 to 1997, Florida's unemployment rate was generally below that of the U.S.

  . In 1998, Florida's unemployment rate was again very slightly above that of the U.S.

  . It is estimated that in 1999 and 2000 Florida's unemployment rate will once again fall below the U.S. unemployment rate.

  . It is estimated that Florida's unemployment rate will be 3.8% in the fiscal year ended June 30, 2001, and 4.3% in the fiscal year ending June 30, 2002.

   Florida's economy is expected to grow at a slow rate along with the U.S., but is expected to out perform the U.S. as a whole.

  . Total non-farm employment in Florida is expected to increase 3.8% for the fiscal year ended June 30, 2001, and 2.8% for the fiscal year ending June 30, 2002.

  . Trade and services, the two largest employment sectors, currently account for more than half of the total non-farm employment in Florida.

  . Employment in the service sectors should experience an increase of 6.7% for the fiscal year ended June 30, 2001, while growing 4.7% for the fiscal year ending June 30, 2002. Trade is expected to expand 2.6% for the fiscal year ended June 30, 2001, and 2.3% for the fiscal year ending June 30, 2002.

--------
* All figures in this risk disclosure that are stated as projections or estimations for the fiscal year ended June 30, 2001, are referred to as such because the relevant data had not been conclusively calculated to provide actual figures as of September 1, 2001.

  .  The service sector is now Florida's largest non-farm employment category.

   Construction

   In the past, Florida's economy has been highly dependent on the construction industry and construction related manufacturing. This dependency has declined in recent years as a result of continued diversification of Florida's economy. For example, in 1973, total contract construction employment as a share of total non-farm employment was about 10%, in the late 1980's, the share had edged downward to 7.5%, and in 1998, the share was only 5.2%. This trend is expected to continue as Florida's economy continues to diversify.

   While recent federal tax reforms reducing capital gains realized on the sale of homes may increase the purchases of second, preretirement homes in Florida, single and multi-family private housing starts in Florida are projected to slow over the next two years.

  . There were 162,600 single and multi-family housing starts in 1999-2000. The number of starts is expected to fall to a combined total of 143,700 units in 2000-2001. Starts should slightly recover the following year, gaining 146,100 units.

  . Total construction expenditures in Florida are forecasted to increase 1.6% for the fiscal year ended June 30, 2001, and increase 2.7% for the fiscal year ending June 30, 2002.

   Tourism

   Tourism is one of Florida's most important industries. Approximately 48.7 million tourists visited Florida in 1998. Florida's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. Due in large part to the fact that Florida does not have a state individual income tax, tourists in Florida are, in essence, additional residents for purposes of determining Florida tax revenues.

   Revenues and Expenses

   Estimated General Revenue plus Working Capital and Budget Stabilization funds available to Florida for the fiscal year ended June 30, 2001, total $21,533.3 million. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to Florida, $19,307.9 million of that is Estimated Revenues. With effective General Revenues plus Working Capital and Budget Stabilization Funds appropriations at $20,262.1 million, including $47.0 million transferred to the Budget Stabilization Fund, unencumbered reserves for the fiscal year ended June 30, 2001, were $1,318.2 million. Estimated General Revenue plus Working Capital and Budget Stabilization funds available to Florida for the fiscal year ending June 30, 2002, total $21,519.3 million, a
 .07% decrease over the fiscal year ended June 30, 2001. The $20,157.1 million in Estimated Revenues represents an increase of 4.4% over the previous year's Estimated Revenues.

  General Revenues and Expenses

   For the fiscal year ended June 30, 2000, approximately 67% of Florida's total direct revenue to its four operating funds was derived from Florida taxes and fees, with federal grants and other special revenue accounting for the balance. The large majority of Florida General Revenue Funds available to Florida for the fiscal year ended June 30, 2000, were made up of the following taxes:

  .  Sales and use tax-73%

  .  Corporate income tax-7%

  .  Intangible personal property tax-3%

  .  Estate tax-4%

  .  Documentary stamp tax-2%

   During the same fiscal year ended June 30, 2000, the large majority of expenditures from Florida's General Revenue Fund were as follows:

  .  Health and social concerns-37%

  .  Education-27%

  .  Government-11%

  Florida Sales and Use Tax

   Florida's sales and use tax (6%) currently accounts for Florida's single largest source of tax receipts. Slightly less than 10% of Florida's sales and use tax is designated for local governments. In addition to this money from the State of Florida, local governments may (by a vote of the residents) assess a 0.5% or a 1.0% discretionary sales surtax within their county.

  . With the exception of the tax on gasoline and special fuels, the receipts from the sales and use tax are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or to local governments. Legislation was enacted in 2000 which provides that 2.25% of sales tax receipts are to be deposited in the Revenue Sharing Trust Fund for Counties in lieu of intangible personal property taxes which were so distributed under prior law.

  . For the fiscal year ended June 30, 2000, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the General Revenue Fund totaled $13,766.7 million, an increase of 8.3% over the fiscal year ended June 30, 1999, collections.

  . For the fiscal year ended June 30, 2000, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to the Conservation and Recreational Lands Trust Fund totaled $46.0 million, an increase of 3.1% over the fiscal year ended June 30, 1999, collections.

  . For the fiscal year ended June 30, 2000, Florida sales and use tax receipts (exclusive of the tax on gasoline and special fuels) credited to local governments totaled $1,264.1 million, an increase of 8.4% over the fiscal year ended June 30, 1999, collections.

  Alcoholic Beverage Tax

   Florida imposes an alcoholic beverage, wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of Florida's major tax sources. The surcharge on alcoholic beverages sold for consumption on premises was reduced by the 1999 Legislature. This reduction is expected to reduce collections by $30.3 million in the fiscal year ended June 30, 2000, and $37.4 million in the fiscal year ended June 30, 2001. Approximately 88% of the revenues collected from this tax are deposited into Florida's General Revenue Fund.

  . Receipts from the alcoholic beverage tax and liquor license fees that were credited to the General Revenue Fund totaled $556.6 million for the fiscal year ended June 30, 2000, a decrease of 1.0% from the fiscal year ended June 30, 1999.

  Corporate Income Tax

   Florida imposes an income tax on corporations. All receipts of the corporate income tax are credited to the General Revenue Fund.

  . For the fiscal year ended June 30, 2000, corporate income tax totaled $1,406.5 million, a decrease of 4.5% from the fiscal year ended June 30, 1999.

  Documentary Stamp Tax

   Florida imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The receipts from the documentary stamp tax are credited mainly to various trust funds. For the fiscal year ended June 30, 2000, only 7.56% of these taxes were deposited to the General Revenue Fund.

  . Documentary stamp tax collections totaled $1,223.4 million for the fiscal year ended June 30, 2000, a 3.2% increase from the fiscal year ended June 30, 1999.

  Intangible Personal Property Tax

   Florida imposes an annual intangible personal property tax on stocks, bonds, including bonds secured by liens on Florida real property, notes, governmental leaseholds, interests in limited partnerships registered with the Securities and Exchange Commission, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is currently 1 mill (a mill is $1.00 of tax per $1,000.00 of property value). Florida also imposes a non-recurring tax on mortgages and other obligations secured by liens on Florida real property. The rate of the non-recurring tax was reduced as of January 2000, from 2 mills to 1.5 mills, and a further reduction to 1 mill was effective January 2001. The rate reduction is expected to reduce general revenues by $202.3 million for the fiscal year ended June 30, 2001, and by $252.7 million for the fiscal year ending June 30, 2002. After reduction for administrative costs incurred by the Florida Department of Revenue, 66.5% of the receipts from the intangible personal property tax are distributed to the General Revenue Fund and the remaining 33.5% are distributed to the County Revenue Sharing Trust Fund.

  . For the fiscal year ended June 30, 2000, total intangible personal property tax collections were $994.7 million, a 17.8% decrease from the fiscal year ended June 30, 1999.

  Estate Tax

   Florida imposes an estate tax on the estate of a decedent for the privilege of transferring property at death. The estate tax is limited by the Florida Constitution to an amount equal to the aggregate credit or deduction allowable against an estate's federal or other state tax liability. Therefore, an elimination or reduction of the federal estate tax could significantly reduce the revenue from the Florida estate tax. All receipts of the estate tax are credited to the General Revenue Fund.

  . For the fiscal year that ended June 30, 2000, receipts from this tax were $778.7 million, an increase of 15.5% over the fiscal year ended June 30, 1999.

  Communications Services Tax

   On October 1, 2001, a unified tax on communications services became effective. The new communications services tax replaces previous gross receipts and municipal utilities taxes and franchise fees and was designed to be revenue neutral.

  Lottery

   Florida began its own lottery in 1988. Florida law requires that lottery revenues be distributed 50% to the public in prizes, at least 38% for use in enhancing education, and no more than 12% for costs of administering the lottery.

  . Lottery ticket sales for the fiscal year ended June 30, 2000, totaled an estimated $2,266.5 million, providing education with approximately $861.2 million.

   Tobacco Litigation Award to Florida

   Florida's 1997 tobacco litigation settlement, as amended in 1998, is expected to exceed $13 billion over a 25 year period. The settlement anticipates that Florida will use the proceeds for children's healthcare coverage and other health-related services, to reimburse Florida for medical expenses it has incurred, and for mandated improvements in enforcement efforts against the sale of tobacco products to minors. A portion of the settlement funds have been deposited in the Lawton Chiles Endowment Fund as a continuing source of funding for services to children and elders, and for biomedical research. As of June 30, 2000, the value of the Lawton Chiles Endowment Fund was approximately $1,182 million.

   Debt-Balanced Budget Requirement

   At the end of the fiscal year ended June 30, 2000, Florida had outstanding about $9,516 million in principal amount of debt secured by its full faith and credit. Since then, the State has issued about $397.9 million in principal amount of full faith and credit bonds.

   Florida's Constitution and statutes require that Florida not run a deficit in its budget, as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

   Litigation

   Currently under litigation are several issues relating to Florida actions or Florida taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on Florida's financial position. A brief summary of these matters follows.

   Nathan M. Hameroff, M.D., et al. v. Agency for Healthcare Administration, et al.

      This is a class action suit, wherein the plaintiffs challenged the constitutionality of Florida's Public Medical Assistance Trust Fund annual assessment on net operating revenue of free standing out-patient facilities offering sophisticated radiology services. The case went to trial October 3-4, 2000. On February 5, 2001, the trial court ruled that Florida Statute
   (S)395.705 was unconstitutional and disallowed further assessments. A future hearing will be held to determine the plaintiffs' remedy. The potential refund liability for such suits could total approximately $125 million.

   Savona, et al. v. Agency for Health Care Administration

      The plaintiffs seek reimbursement of differential between Medicare and Medicaid rates for dual-enrolled eligibles. The case was settled on October 6, 2000. A total of $95 million will be paid by the Agency for Health Care Administration over three years subject to legislative approval. The State's share would be 45 percent of the $95 million.

   State Contracting and Engineering Corp. v. Florida Department of Transportation, et al.

      State Contracting and Engineering Corp. (SCEC) holds a patent on a Value Engineering Change Proposal (VECP). SCEC claims that the Department of Transportation owes SCEC royalties and compensation for other damages involving the Department's use of the VECP design. The case could be set for trial in the spring or summer of 2001. If the State is unsuccessful in its actions, potential losses could range from $30 to $60 million.

   Deficit Fund Equity

   The Special Disability Trust Fund has a deficit fund balance of approximately $1.5 billion. This deficit is the result of claims expense over net assessment revenue.

   The Sawgrass Expressway Broward County Local Fund has deficit retained earning of approximately $20.9 million resulting from the remaining unpaid Sawgrass bonded debt.

   The Transportation Disadvantaged Trust Fund has a deficit fund balance of approximately $2.4 million as a cumulative result of transportation disadvantaged program expenditures over program revenues.

   The St. Lucie County Expressway Authority has a deficit fund balance of approximately $2.8 million primarily as a result of a prior period adjustment to recognize obligations payable to the Department of Transportation for advances to the Authority for operations and current year advances.

   The Tampa-Hillsborough County Expressway Authority has a deficit retained earning of approximately $24.7 million primarily as a result of an obligation to Hillsborough County for the use of county gasoline taxes for debt service.

  Bond Ratings

   Florida maintains a bond rating of Aa2, AA+, and AA from Moody's Investors Service, Standard & Poor's Corporation and Fitch IBCA, Inc., respectively, on all of its general obligation bonds. While these ratings and some of the information presented above indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal obligations purchased by the Fund will not be adversely affected by any such changes.

  Information

   The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, the Sponsor has no reason to believe that the information is not correct in all material respects.

  September 11, 2001

   The information contained herein has not been adjusted to reflect the events of September 11, 2001. Governor Jeb Bush called a special session of the Florida Legislature that commenced on October 22, 2001, for the sole and exclusive purpose of considering the reductions to the appropriations from the general revenues for the fiscal year ending June 30, 2002, that are needed to deal with the anticipated decline in revenue in the aftermath of the September 11, 2001, terrorist attacks.

Florida Taxes--

   In the opinion of Carlton Fields, Tampa, Florida, special counsel on Florida tax matters, under existing law:

      The Florida Trust will not be subject to the Florida income tax imposed by Chapter 220 so long as the Florida Trust transacts no business in Florida or has no income subject to federal income taxation. In addition, political subdivisions of Florida do not impose any income taxes.

      Non-Corporate Holders will not be subject to any Florida income taxation on income realized by the Florida Trust. Corporate Holders with commercial domiciles in Florida will be subject to Florida income taxation on income realized by the Trust. Other corporate Holders will be subject to Florida income taxation on income realized by the Florida Trust only to the extent that the income realized is other than "non-business income" as defined by Chapter 220.

      Florida Trust Units will be subject to Florida estate tax if owned by Florida residents and may be subject to Florida estate tax if owned by other decedents at death. However, the Florida estate tax is limited to the amount of the credit allowable under the applicable Federal Revenue Act (currently
   Section 2011 [and in
   some cases Section 2102] of the Internal Revenue Code of 1986, as amended) for death taxes actually paid to the several states.

      Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax or Florida sales or use tax.

      Neither the Florida Trust nor the Units will be subject to Florida intangible personal property tax.

New Jersey Trust

Risk Factors--Prospective investors should consider the recent financial difficulties and pressures which the State of New Jersey (the "State") and certain of its public authorities have undergone.

   The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

   During 1999, a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in neighboring metropolitan areas contributed to the State's economic expansion--the second strongest year for economic growth since 1988.

   Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State purposes must be provided for in one general appropriation law covering one and the same fiscal year.

   In addition to the Constitutional provisions, the New Jersey statutes contain provisions concerning the budget and appropriation system. Under these provisions, each unit of the State requests an appropriation from the Director of the Division of Budget and Accounting, who reviews the budget requests and forwards them with his recommendations to the Governor. The Governor then transmits his recommended expenditures and sources of anticipated revenue to the legislature, which reviews the Governor's Budget Message and submits an appropriations bill to the Governor for his signature by July 1 of each year. At the time of signing the bill, the Governor may revise appropriations or anticipated revenues. That action can be reversed by a two-thirds vote of each House. No supplemental appropriation may be enacted after adoption of the act, except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet the appropriation. Finally, the Governor may, during the course of the year, prevent the expenditure of various appropriations when revenues are below those anticipated or when he determines that such expenditure is not in the best interest of the State.

   Employment within the State increased by 1.7% in 1999, resulting in an increase of over 65,000 jobs. Job gains were primarily spread across the service producing industries with particularly strong growth in business services (20,200) and in wholesale and retail trade (20,500). Computer software and personnel supply related companies accounted for the bulk of the job growth in the business services sub-sector, adding 15,000 jobs.

   During the past decade, New Jersey's job growth has been concentrated in five major "growth clusters": high technology, health, financial, entertainment and logistics. Combined, these five growth clusters added over 200,000 jobs during the ten years from 1988 to 1998, a 19% growth rate compared to a 4% growth rate for all other industries in the State. These growth clusters grew by 2.6% in 1999, over twice the rate of 1.2% for all other industries in New Jersey.

   Personal income in New Jersey, spurred by strong labor markets, increased by 5.46% in 1999, just below the 5.8% national rate. As a result, retail sales rose by an estimated 6.2 percent. The strong

State economy also led to a 7% growth in retail sales. Low inflation, approximately 2%, continues to benefit New Jersey consumers and businesses and low interest rates have increased spending on housing and consumer durable expenditures. In 1999, home building was at its highest level since 1988.

   New Jersey's unemployment rate remained low in 1999--close to the national average. Joblessness, in terms of both its absolute level and its rate, has been falling steadily since its peak in 1992. The early trends in year 2000 indicate that the number of unemployed persons in New Jersey has dropped to its lowest level since mid-1989.

   The economic outlook for the years 2000 and 2001 is for continued growth, but at somewhat more moderate rates. Employment is expected to increase by approximately 58,000 jobs, reflecting a slowing national economy and shortages in skilled technical specialties that will constrain job growth. The outlook also indicates a slowing in State personal income growth from 6.2% in 2000 to 5.9% in 2001.

   A slower growing national economy and the recent national election make it unclear as to what changes in national economic or fiscal policy will be implemented that will impact the State's economy significantly in the forecast period. However, uncertainties in the international economy are likely to remain due to oil price and currency issues.

   Other areas of concern include the volatility in the stock market, possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of leaner profits for U.S. corporations. In addition, the restructuring of major industries will continue due to cost containment, globalization of competition, and deregulation concerns. Although the forecasts for the years 2000 and 2001 contain more risks than in the recent past, the basic fundamentals of the State's economic health remain favorable.

   The New Jersey outlook is based on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of New Jersey's work force, and those maintaining a competitive business environment. Investments in each of these policy areas are critical in maintaining the long-term health of the State's economy.

   New Jersey has a Constitutional provision that requires the State to maintain a balanced budget. The State operates on a fiscal year beginning July 1 and ending June 30. For example, "Fiscal Year 2001" refers to the State's fiscal year beginning July 1, 2000, and ending June 30, 2001. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections for Fiscal Year 2001 being more or less than forecasted. The State is bound, however, by the constitutional requirement that no appropriations law may be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same Fiscal Year, exceeds the total amount anticipated revenues available therein, together with all other prior appropriations made for the same Fiscal Year, as certified by the Governor. The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund, which includes revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items. The appropriations act provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for Fiscal Year 1997 was $281 million, for Fiscal Year 1998, $228 million, for Fiscal Year 1999, $276 million and for Fiscal Year 2000, $188 million. For Fiscal Year 2001, the balance at year end in the undesignated General Fund is estimated to be $163 million.

   State Aid to Local Governments is the largest portion of Fiscal Year 2002 appropriations. In fiscal year 2002, $9,151.0 million of the State's proposed appropriations consist of funds which are distributed to municipalities, counties and school districts. The largest recommended State Aid appropriation, in the amount of $7,451.0 million, is provided for local elementary and secondary education programs. Of this amount, $3,077.7 million is for core curriculum standards; $328.6 million is for early childhood aid; $439.8 million is Abbott v. Burke Parity Remedy aid; $301.5 million is for pupil transportation aid; $895.5 million is for special education; $97.0 million is for nonpublic school aid; and $154.3 million is for debt service on school bonds. Other significant amounts are $253.1 million for supplemental core curriculum standards aid and $197.5 million for demonstrably effective program aid. In addition, $904.0 million is appropriated on behalf of school districts as the employers' share of the social security and teachers' pensions and benefits programs.

   Recommended appropriations to the State Department of Community Affairs ("DCA") total $994.3 million in State Aid monies for Fiscal Year 2002. Consolidated Municipal Property Tax Relief Aid is recommended in the amount of $818.5 million. In addition, there is $17.4 million recommended for housing programs, $33.8 million for the municipal block grant program, $25.0 million for extraordinary aid.

   Appropriations recommended for the State Department of the Treasury total $496.9 million in State Aid monies for Fiscal Year 2002. The principal programs funded by these appropriations are aid to county colleges ($203.9 million); the cost of senior citizens, disabled and veterans property tax deductions and exemptions ($92.0 million); $54.0 million for debt service for county investments in solid waste management facilities; and $13.1 million for business personal property tax depreciation adjustment. Also, $182.0 million is recommended for school renovations and construction funded by a portion of the increased cigarette tax ($50.0 million), lottery proceeds ($62.0 million), Tobacco Settlement Funds ($65.5 million), and earnings on the Fund for Free Public Schools ($4.5 million).

   The second largest portion of appropriations in Fiscal Year 2002 is for grants-in-aid. These represent payments to individuals or public or private agencies for benefits to which a recipient is entitled to by law, or for provision of services on behalf of the State. The amount recommended in Fiscal Year 2002 for grants-in-aid is $7,395.3 million.

   $2,886.0 million is recommended for programs administered by the State Department of Human Services. Of that amount, $1,692.4 million is for medical services provided under the Medicaid program, $369.7 million is for community programs for the developmentally disabled, $250.4 million is for community programs for the mentally ill, $291.7 million is for grant programs administered by the Division of Youth and Family Services, and $271.6 million is for welfare reform and homeless services.

   $903.1 million is recommended for programs administered by the Department of Health and Senior Services. Of that amount, $209.4 million is for medical services for the aged, $409.3 million is for pharmaceutical assistance to the aged and disabled, $121.0 million is for hospital charity care and KidCare, $70.8 million is for the Lifeline Program, $46.1 million is for addiction and AIDS Services, and $28.9 million is for other programs for the aged (e.g., ElderCare).

   $1,211.9 million is recommended to the Department of the Treasury. Included in this amount are the Homestead Rebate program ($343.1 million), NJ Saver ($607.4 million), which provides property tax relief to homeowners and renters, the senior and disabled citizen property tax freeze ($10.6 million), the earned income tax credit ($70.0 million), and the New Jersey Commission on Science and Technology ($23.9 million).

   $279.7 million is recommended for the State Department of Transportation for bus and railroad subsidies.

   $903.5 million is recommended for State colleges and universities. Other higher education appropriations are $422.9 million for various grant programs including $224.4 million for student financial assistance, $26.2 million to support independent colleges and universities, $54.4 million for debt service for the Dormitory Safety Trust Fund, the Equipment Leasing Fund, the Higher Education Facilities Trust Fund and the Higher Education Technology Infrastructure Fund, and $32.9 million for debt service on the Higher Education Capital Improvement Program.

   $143.7 million is recommended for the Department of Corrections. The largest items of appropriation in this Department are $72.8 million for payments to county penal facilities to house State inmates and $62.5 million for the purchase of community services.

   $541.1 million is recommended for programs administered by the Department of Human Services. Of that amount, $408.7 million is appropriated for mental health and developmentally disabled programs, including the operation of six psychiatric institutions ($207.7 million) and seven developmental centers ($167.1 million).

   $27.8 million is recommended for administration of the Medicaid program; $16.2 million for administration of the various income maintenance programs, including Work First New Jersey; and $51.4 million for the Division of Youth and Family Services, which protects the children of the State from abuse and neglect.

   $57.7 million is recommended to the Department of Labor for the administration of programs for workers compensation, unemployment and temporary disability insurance, manpower development and health safety inspection.

   $94.2 million is recommended for the Department of Health and Senior Services for the prevention and treatment of diseases, alcohol and drug abuse programs, regulation of health care facilities, the uncompensated care program and senior services programs. $30.0 million is appropriated for anti-smoking programs to be funded from monies anticipated to be received from the settlement of the litigation with the tobacco companies.

   $1,251.8 million is recommended for the Department of Law and Public Safety ($462.4 million, including the Juvenile Justice Commission) and the Department of Corrections ($789.4 million). Among the programs funded by this recommended appropriation are the administration of the State's correctional facilities and parole activities, and the investigative and enforcement activities of the State Police.

   $240.6 million is recommended for the Department of Transportation for the various programs it administers, such as the maintenance and improvement of the State highway system and the registration and regulation of motor vehicles and licensed drivers.

   $220.5 million is recommended for the Department of Environmental Protection for the protection of air, land, water, forest, wildlife, and shellfish resources and for the provision of outdoor recreational facilities.

   The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal and interest payments and any redemption premium payments, required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings.

New Jersey Taxes--

   In the opinion of Messrs. Drinker Biddle & Shanley LLP, special New Jersey counsel on New Jersey tax matters, under existing law:

      The proposed activities of the New Jersey Trust will not cause it to be subject to the New Jersey Corporation Business Tax Act.

      The income of the New Jersey Trust will be treated as the income of individuals, estates and trusts who are the Holders of Units of the New Jersey Trust for purposes of the New Jersey Gross Income Tax Act, and interest which is exempt from tax under the New Jersey Gross Income Tax Act when received by the New Jersey Trust will retain its status as tax-exempt in the hands of such Holders. Gains arising from the sale or redemption by a Holder of his Units or from the sale, exchange, redemption, or payment at maturity of a Bond by the New Jersey Trust are exempt from taxation under the New Jersey Gross Income Tax Act (P.L. 1976 c. 47), as enacted and construed on the date hereof, to the extent such gains are attributable to Bonds, the interest on which is exempt from tax under the New Jersey Gross Income Tax Act. Any loss realized on such disposition may not be utilized to offset gains realized by such Holder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax Act.

      Units of the New Jersey Trust may be subject, in the estates of New Jersey residents, to taxation under the Transfer Inheritance Tax Law of the State of New Jersey.

TAX FREE VS. TAXABLE INCOME

   The following tables show the approximate yields which taxable securities must earn in various income brackets to equal tax exempt yields under combined federal and state individual income tax rates. These tables reflect projected federal income tax rates and tax brackets for the 2001 taxable year under recently passed legislation, and state income tax rates that were available on the date of the Prospectus. These rates are subject to change and lower federal income tax rates are scheduled to be phased in over the next six years under such recently passed legislation. Because the federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may be lower than indicated. A table is computed on the theory that the taxpayer's highest bracket tax rate is applicable to the entire amount of any increase or decrease in taxable income (after allowance for any resulting change in state income tax) resulting from a switch from taxable to tax-free securities or vice versa. Variations between state and federal allowable deductions and exemptions are generally ignored. The state tax is thus computed by applying to the federal taxable income bracket amounts shown in the table the appropriate state rate for those same dollar amounts. For example, a married couple living in the State of California and filing a Joint Return with $53,000 in taxable income for the 2001 tax year would need a taxable investment yielding 8.87% in order to equal a tax-free return of 6.00%. Use the appropriate table to find your tax bracket. Read across to determine the approximate taxable yield you would need to equal a return free of federal income tax and state income tax.

                              STATE OF CALIFORNIA
2001 Tax Year

                      Approx. Combined
   Taxable            Federal & State             TAX EXEMPT YIELD
                         Tax Rate
   Income Bracket                      4.00% 4.50% 5.00%  5.50%  6.00%  6.50%

                                              TAXABLE EQUIVALENT YIELD
                                                    JOINT RETURN
   $      0 -  12,000      10.90%      4.49% 5.05% 5.61%  6.17%  6.73%  7.30%
   $ 12,001 -  25,878      16.70       4.80  5.40  6.00   6.60   7.20   7.80
   $ 25,879 -  40,842      18.40       4.90  5.51  6.13   6.74   7.35   7.97
   $ 40,843 -  45,200      20.10       5.01  5.63  6.26   6.88   7.51   8.14
   $ 45,201 -  56,696      32.32       5.91  6.65  7.39   8.13   8.87   9.60
   $ 56,697 -  71,652      33.76       6.04  6.79  7.55   8.30   9.06   9.81
   $ 71,653 - 109,250      34.70       6.13  6.89  7.66   8.42   9.19   9.95
   $109,251 - 132,950      37.42       6.39  7.19  7.99   8.79   9.59  10.39
   $132,951 - 166,500      38.26       6.48  7.29  8.10   8.91   9.72  10.53
   $166,501 - 297,350      42.93       7.01  7.89  8.76   9.64  10.51  11.39
   Over $297,350           45.83       7.38  8.31  9.23  10.15  11.08  12.00

                                                   SINGLE RETURN
   $      0 -   5,459      10.90%      4.49% 5.05% 5.61%  6.17%  6.73%  7.30%
   $  5,460 -   6,000      11.80       4.54  5.10  5.67   6.24   6.80   7.37
   $  6,001 -  12,939      16.70       4.80  5.40  6.00   6.60   7.20   7.80
   $ 12,940 -  20,421      18.40       4.90  5.51  6.13   6.74   7.35   7.97
   $ 20,422 -  27,050      20.10       5.01  5.63  6.26   6.88   7.51   8.14
   $ 27,051 -  28,348      32.32       5.91  6.65  7.39   8.13   8.87   9.60
   $ 28,349 -  35,826      33.76       6.04  6.79  7.55   8.30   9.06   9.81
   $ 35,827 -  65,550      34.70       6.13  6.89  7.66   8.42   9.19   9.95
   $ 65,551 - 132,950      37.42       6.39  7.19  7.99   8.79   9.59  10.39
   $132,951 - 136,750      38.26       6.48  7.29  8.10   8.91   9.72  10.53
   $136,751 - 297,350      42.93       7.01  7.89  8.76   9.64  10.51  11.39
   Over $297,350           45.83       7.38  8.31  9.23  10.15  11.08  12.00

       See the Notes to the California tax table on the following page.

Note: This table reflects the following:
  1 The above tax rates represent 2001 federal income tax rates and 2000
    California income tax rates. California has not yet published its 2001 personal income tax rates.
  2 Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions (including the deduction for state income tax). However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer's AGI over $132,950, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined federal and state tax rates through the use of higher effective federal tax rates. In addition, the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $199,450 for married taxpayers filing a joint tax return and $132,950 for single taxpayers. The effect of this phase out is not reflected in the above table.
  3 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table. 4 The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest rates applicable to the income levels indicated within each bracket.
  5 Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

                               STATE OF FLORIDA
2001 Tax Year

                                                           TAX EXEMPT YIELD
       Taxable Income Bracket                    4.00% 4.50% 5.00% 5.50%  6.00%  6.50%
                                       Effective
                                        Federal
   Joint Return       Single Return    Tax Rate        TAXABLE EQUIVALENT YIELD
$      0 -  12,000  $     0  -   6,000  10.00%   4.44% 5.00% 5.56% 6.11%  6.67%  7.22%
$ 12,001 -  45,200  $  6,001 -  27,050   15.00   4.71  5.29  5.88  6.47   7.06   7.65
$ 45,201 - 109,250  $ 27,051 -  65,550   28.00   5.56  6.25  6.94  7.64   8.33   9.03
$109,251 - 132,950  $ 65,551 - 132,950   31.00   5.80  6.52  7.25  7.97   8.70   9.42
$132,951 - 166,500  $132,951 - 136,750   31.93   5.88  6.61  7.35  8.08   8.81   9.55
$166,501 - 297,350  $136,751 - 297,350   37.08   6.36  7.15  7.95  8.74   9.54  10.33
Over $297,350       Over $297,350        40.27   6.70  7.53  8.37  9.21  10.05  10.88

--------
   Note: This table reflects the following:
   1 Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI) less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer's AGI over $132,950, or (ii)
     80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined federal and state tax rates through the use of higher effective federal tax rates. In addition, the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $199,450 for married taxpayers filing a joint tax return and $132,950 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
   2 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table. 3 The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
   4 Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.
   5 Florida does not impose a state personal income tax.

                              STATE OF NEW JERSEY
2001 Tax Year


                   Approx. Combined                 TAX EXEMPT YIELD
Taxable            Federal & State   4.00%   4.50%   5.00%   5.50%    6.00%    6.50%
Income Bracket         Tax Rate
                                                TAXABLE EQUIVALENT YIELD
                                                      JOINT RETURN
$      0 -  12,000      11.26%       4.51%   5.07%   5.63%   6.20%    6.76%    7.32%
$ 12,001 -  20,000      16.19        4.77    5.37    5.97    6.56     7.16     7.76
$ 20,001 -  45,200      16.49        4.79    5.39    5.99    6.59     7.18     7.78
$ 45,201 -  50,000      29.26        5.65    6.36    7.07    7.77     8.48     9.19
$ 50,001 -  70,000      29.76        5.70    6.41    7.12    7.83     8.54     9.25
$ 70,001 -  80,000      30.52        5.76    6.48    7.20    7.92     8.64     9.36
$ 80,001 - 109,250      31.98        5.88    6.62    7.35    8.09     8.82     9.56
$109,251 - 132,950      34.82        6.14    6.90    7.67    8.44     9.20     9.97
$132,951 - 150,000      35.69        6.22    7.00    7.78    8.55     9.33    10.11
$150,001 - 166,500      36.27        6.28    7.06    7.85    8.63     9.41    10.20
$166,501 - 297,350      41.09        6.79    7.64    8.49    9.34    10.18    11.03
Over $297,350           44.08        7.15    8.05    8.94    9.84    10.73    11.62
                                                      SINGLE RETURN
$      0 -   6,000      11.26%       4.51%   5.07%   5.63%   6.20%    6.76%    7.32%
$  6,001 -  20,000      16.19        4.77    5.37    5.97    6.56     7.16     7.76
$ 20,001 -  27,050      16.49        4.79    5.39    5.99    6.59     7.18     7.78
$ 27,051 -  35,000      29.26        5.65    6.36    7.07    7.77     8.48     9.19
$ 35,001 -  40,000      30.52        5.76    6.48    7.20    7.92     8.64     9.36
$ 40,001 -  65,550      31.78        5.86    6.60    7.33    8.06     8.80     9.53
$ 65,551 -  75,000      34.62        6.12    6.88    7.65    8.41     9.18     9.94
$ 75,001 - 132,950      35.40        6.19    6.97    7.74    8.51     9.29    10.06
$132,951 - 136,750      36.27        6.28    7.06    7.85    8.63     9.41    10.20
$136,751 - 297,350      41.09        6.79    7.64    8.49    9.34    10.18    11.03
Over $297,350           44.08        7.15    8.05    8.94    9.84    10.73    11.62

--------
   Note: This table reflects the following:
   1 Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer's AGI over $132,950, or (ii)
     80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions and not just those deductions subject to the phase out is reflected above in the combined federal and state tax rates through the use of higher effective federal tax rates. In addition, the effect of the 80 percent cap on overall percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $2,500 (or fraction thereof) of AGI in excess of $199,450 for married taxpayers filing a joint tax return and $132,950 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
   2 Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table. 3 The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
   4 Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

                                                                      TAX EXEMPT
                                                                SECURITIES TRUST
                 ---------------------------------------------------------------

                    12,500 Units   Dated December 13, 2001

                                  PROSPECTUS

This Prospectus does not contain all of the information with respect to the Trust set forth in its registration statements filed with the Securities and Exchange Commission, Washington, DC under the Securities Act of 1933 (file nos. 333-73632, 333-73060, 333-64388 and 333-64390) and the Investment Company Act
of 1940 (file no. 811-2560), and to which reference is hereby made. Information may be reviewed and copied at the Commission's Public Reference Room, and information on the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies may be obtained from the SEC by:
   . electronic request (after paying a duplicating fee) at the following
     E-mail address: publicinfo@sec.gov
   . visiting the SEC internet address: http://www.sec.gov
   . writing: Public Reference Section of the Commission, 450 Fifth Street,
     N.W., Washington, DC 20549-6009
--------------------------------------------------------------------------------

               Index                                  Sponsor:

Investment Summary                      A-2           Salomon Smith Barney Inc.
Summary of Essential Information        A-8           388 Greenwich Street
Portfolio Summary as of Date of Deposit A-11          New York, New York 10013
Independent Auditors' Report            A-14          (212) 816-6000
Statements of Financial Condition       A-15
Portfolios                              A-17          Trustee:
Notes to Portfolios of Securities       A-23
Tax Exempt Securities Trust             B-1           JPMorgan Chase Bank
Risk Factors                            B-2           4 New York Plaza
Taxes                                   B-9           New York, New York 10004
Expenses and Charges                    B-13          (800) 354-6565
Public Offering                         B-14
Rights of Holders                       B-18          -----------------------------------------
Sponsor                                 B-21          This Prospectus does not constitute an
Trustee                                 B-22          offer to sell, or a solicitation of an
Evaluator                               B-23          offer to buy, securities in any state to
Amendment and Termination of the Trust                any person to whom it is not lawful to
 Agreement                              B-23          make such offer in such state.
Miscellaneous                           B-24
Bond Ratings                            B-24
Federal Tax Free vs. Taxable Income     B-27
The State Trusts                        C-1
Tax Free vs. Taxable Income             C-20

--------------------------------------------------------------------------------

                               SalomonSmithBarney
                      ---------------------------
                      A member of citigroup[LOGO]
--------------------------------------------------------------------------------
No person is authorized to give any information or to make any representations with respect to this Trust not contained in this Prospectus and you should not rely on any other information. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any other state or any agency or office thereof.
--------------------------------------------------------------------------------
Salomon Smith Barney is the service mark used by Salomon Smith Barney Inc.
                                                                UT 6821 (12/01)